UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2016 through April 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Flexible
                        Opportunities Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PMARX
                        Class C     PRRCX
                        Class R     MUARX
                        Class Y     PMYRX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Consolidated Schedule of Investments                                          18

Consolidated Financial Statements                                             30

Consolidated Notes to Financial Statements                                    38

Approval of New and Interim Management Agreements                             58

Trustees, Officers and Service Providers                                      66

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 1

President's Letter

After an overall strong year for leading market indices in 2016, U.S. markets continued to generate positive returns over the first calendar quarter of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. In the first quarter, U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6%, while high-yield securities dominated bond market performance.

The transfer of power in Washington, D.C. in January had little or no effect on the markets in the first quarter, as the post-election momentum we witnessed late in the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts in June. Not even the Federal Reserve System's (the Fed's) highly anticipated rate hike during the month of March, its second in three months, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets.

While U.S. gross domestic product (GDP) did slow in the first quarter, the expectation is for GDP to accelerate in the second quarter, with a strong consumer leading the way. Pioneer believes the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the year. President Trump has proposed decidedly pro-business policies, such as lower taxes, higher infrastructure spending, and less regulation, though we believe the economy may realize the benefits of those policies, if enacted, more so in 2018 than in 2017. Conversely, the effects of the President's potentially restrictive trade policies could offset some of the benefits of the pro-growth fiscal policies.

Even so, we believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. Increasing global Purchasing Manager Indices (PMIs) suggest that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act is another potential concern. The first attempt to repeal/replace it failed, but any new proposed

2 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 legislation will undoubtedly have an effect on the health care sector, one of the largest segments of the U.S. economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 3

Portfolio Management Discussion | 4/30/17

In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the six-month period ended April 30, 2017. Mr. Garau, Head of Balanced Portfolios, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with Mr. Weiss, CFA, a vice president and portfolio manager at Pioneer.

Q    How did the Fund perform during the six-month period ended April 30, 2017?

A Pioneer Flexible Opportunities Fund's Class A shares returned 6.09% at net asset value during the six-month period ended April 30, 2017, while the Fund's benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index (the Bloomberg Barclays Index), returned 0.13%. During the same period, the average return of the 317 mutual funds in Lipper's Alternative Global Macro Funds category was 3.78%, and the average return of the 320 mutual funds in Morningstar's Tactical Allocation Funds category was 6.56%.

Q How did the global financial markets perform during the six-month period ended April 30, 2017?

A The headline event of the past six months occurred early in the reporting period, with Donald Trump's victory in the U.S. presidential election and the corresponding Republican sweep of Congress in November 2016. The outcome caught the markets off guard and compelled investors to reposition their portfolios for an environment of potentially stronger economic growth as well as a more aggressive interest-rate policy by the U.S. Federal Reserve (the Fed). The increase in investor optimism was further supported by signs of improving economic growth overseas, with both the developed and emerging markets joining the United States in expansion mode.

     Together, these factors led to robust returns for equities across the globe. U.S. stocks led the way, reflecting the improving expectations for the domestic economy, as the Standard & Poor's 500 Index returned 13.31% over the six-month period. Consistent with the elevated levels of investor sentiment, growth stocks and small caps generated the best performance. Stocks in the developed and emerging markets, while strongly positive, nonetheless trailed equity returns in the U.S. In contrast, investment-grade bonds lost ground and finished well behind stocks amid accelerating global economic growth and the markets' anticipation of additional interest-rate hikes by the Fed before the end of 2017. The Fed, in fact, raised the Federal

4 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 funds rate twice during the six-month period, once in December 2016, and again in March 2017, and most observers expect at least one, and possibly two more increases before the end of this calendar year.

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the six-month period ended April 30, 2017?

A We employ a flexible, top-down investment approach that seeks to have the Fund take advantage of long-term trends in the global financial markets. Our investment views, and the Fund's performance, are, therefore, primarily reflected in asset class, sector, country, and currency allocations, rather than in bottom-up security selection.

     During a six-month period when stocks outpaced other investments, the Fund's substantial weighting in equities was the primary factor behind its strong benchmark-relative performance. Equities represented more than 70% of the Fund's total investment portfolio as of April 30, 2017, while roughly 15% of the portfolio was held in fixed-income securities, including mortgage-backed obligations and government bonds, and about 5% was allocated to real estate investment trusts (REITs) as part of the portfolio's allocation to "real" assets (which includes gold and other commodity-linked securities, in addition to real estate-related investments). The remainder of the portfolio was in cash or cash equivalents. Those allocations enabled the Fund to capture a significant benefit from the rally in stocks and to largely avoid the weaker returns in the bond markets, which weighed on the return of the Fund's Bloomberg Barclays Index benchmark.

     Several elements of the Fund's equity positioning stood out as contributors to benchmark-relative performance during the period. Portfolio positions in Chinese stocks rallied strongly over the six months, for example, as market participants gradually adopted a more favorable view on the country's economic outlook. Investments in financial and energy-related European equities also added meaningful value to the Fund's relative results, while the return of the Fund's U.S. equity portfolio was propelled by investments in select health care, hotel/leisure, and cyclical stocks.

     Within fixed income, notable contributions to benchmark-relative returns came from the Fund's positions in non-U.S. sovereign bonds (particularly those of Greece and Russia) as well as foreign corporate issues.

     On the negative side, the Fund's weighting in cash was a drag on benchmark-relative performance during the period, as was the Fund's use of derivatives, which we discuss in the next section.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 5

Q Can you discuss how you used derivatives as part of your investment strategy for the Fund during the six-month period ended April 30, 2017, and how the use of derivatives affected benchmark-relative performance?

A We used derivatives across a broad spectrum of asset classes to establish specific market or issuer exposure in the portfolio, and to attempt to hedge downside risk. The derivative vehicles we used included equity, fixed-income, and commodity futures; credit-linked securities; exchange-traded funds (ETFs -- long or short positions); forward foreign currency contracts, or Treasury futures contracts (also long or short positions); and options -- both index options and options on securities of individual issuers. The Fund's use of derivatives had an adverse effect on benchmark-relative results during the period.

Q Could you discuss the Fund's positioning as of April 30, 2017, in relation to the current environment?

A A large degree of market performance over the past six months stemmed from shifts in consensus expectations rather than from more tangible improvements in underlying fundamentals. Given our long-term investment approach, however, we are reluctant to respond to changes in investor sentiment. Instead, we prefer to act according to longer-term trends in inflation and economic growth, without ignoring what investment opportunities might arise from anomalies in relative valuations.

     This long-term perspective underpins our continued preference for equities over bonds in the Fund's portfolio, even after the recent rally. We believe the combination of healthy corporate profit margins and low unit-labor costs, together with an economic cycle that may very well attain one of the longest durations of any cycle post-World War II, helps justify lower equity risk premiums than we have observed in recent years. This indicates that stocks have not become overpriced versus bonds, despite their robust returns.

     Within equities, the Fund's country allocations are largely the result of theme, sector, or style-picking rather than other factors. The portfolio's positions in aerospace & defense and U.S. health care remain significant. In addition, we have retained positions in ETFs linked to high-quality, dividend-paying* stocks, as well as in the PowerShares Buyback Achievers ETF, which invests in U.S.-listed stocks that have repurchased at least 5% or more of their shares outstanding in the trailing 12-month period. We believe the capital discipline imposed on companies by share buybacks forces management teams to pursue activities with the highest probability of generating positive returns on investment.

*    Dividends are not guaranteed.

6 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

     We also added three new themes to the portfolio during the past six months: hotels & leisure (in Europe and the United States, both through investments in stocks and REITs), banks (almost exclusively in Europe), and Chinese internet stocks. We continue to view the emerging markets with high regard, due to accelerating economic growth and strong levels of corporate profitability. With that said, we reduced the Fund's exposure to Russia during the period, given that valuations there appear to have run ahead of fundamentals. We hold a less-bullish outlook on the developed international markets versus the United States, but we think a very deep valuation gap makes Europe and Japan attractive. We think Japan, in particular, is becoming a potentially compelling opportunity, due to the low relative valuations of Japanese stocks, above-average dividends, and high free-cash-flow generation by Japanese corporations.

     With regard to fixed income, we believe bonds are likely to produce low, or perhaps even negative total returns for the time being. With yields still very low compared with historical levels, investors are not receiving appropriate compensation for the associated risks. We therefore continued to reduce the size of the Fund's fixed-income weighting during the period, by decreasing its allocation to corporate bonds, particularly short-term issues. Our current preference, where possible, is to hold long-term, non-U.S. government debt as well as quasi-sovereign and corporate emerging markets issues.

     Together, these portfolio allocations may translate to above-average volatility for the Fund in the event that global equities experience any disruptions in the months ahead. However, we believe the Fund's current positioning is consistent with our long-term approach and our preference for market segments that offer a compelling balance between risk and return potential.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 7

Please refer to the Schedule of Investments on pages 18-29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

All investments are subject to risk, including the possible loss of principal.

The Fund has the ability to invest in a wide variety of securities and asset classes.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

8 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 9

Portfolio Summary | 4/30/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 37.0%
Industrials                                                                15.5%
Health Care                                                                10.6%
Information Technology                                                     10.5%
Consumer Discretionary                                                      9.4%
Real Estate                                                                 4.9%
Energy                                                                      3.4%
Materials                                                                   2.7%
Exchange Traded Funds                                                       2.6%
Government                                                                  2.0%
Telecommunication Services                                                  1.0%
Consumer Staples                                                            0.4%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                33.5%
U.S. Common Stocks                                                         31.9%
Exchange Traded Funds                                                      11.2%
Foreign Government Bonds                                                    7.7%
Depositary Receipts for International Stocks                                5.4%
International Corporate Bonds                                               2.7%
U.S. Government Securities                                                  2.4%
Mutual Funds                                                                2.1%
U.S. Preferred Stocks                                                       0.8%
International Preferred Stocks                                              0.8%
U.S. Corporate Bonds                                                        0.5%
Temporary Cash Investment                                                   0.4%
Municipal Bonds                                                             0.3%
Collateralized Mortgage Obligations                                         0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1. ProShares S&P 500 Dividend Aristocrats ETF                            6.27%
--------------------------------------------------------------------------------
  2. Hellenic Republic Government Bond, 3.0%, 2/24/27                      2.83
--------------------------------------------------------------------------------
  3. Hellenic Republic Government Bond, 2.0%, 2/24/25                      2.29
--------------------------------------------------------------------------------
  4. Intesa Sanpaolo S.p.A.                                                1.52
--------------------------------------------------------------------------------
  5. U.S. Treasury Bill, 5/25/17                                           1.51
--------------------------------------------------------------------------------
  6. Hilton Grand Vacations, Inc.                                          1.41
--------------------------------------------------------------------------------
  7. Teleperformance                                                       1.35
--------------------------------------------------------------------------------
  8. Thales SA                                                             1.24
--------------------------------------------------------------------------------
  9. Stryker Corp.                                                         1.24
--------------------------------------------------------------------------------
 10. Lam Research Corp.                                                    1.23
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

Prices and Distributions | 4/30/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        4/30/17                    10/31/16
--------------------------------------------------------------------------------
           A                           $12.68                      $12.03
--------------------------------------------------------------------------------
           C                           $12.51                      $11.88
--------------------------------------------------------------------------------
           R                           $12.63                      $12.00
--------------------------------------------------------------------------------
           Y                           $12.74                      $12.08
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16 - 4/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Short-Term            Long-Term
         Class            Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
           A               $0.0773              $  --                 $  --
--------------------------------------------------------------------------------
           C               $0.0501              $  --                 $  --
--------------------------------------------------------------------------------
           R               $0.0690              $  --                 $  --
--------------------------------------------------------------------------------
           Y               $0.0965              $  --                 $  --
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 11

Performance Update | 4/30/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                                     Bloomberg
                                     Barclays
                Net      Public      U.S. Treasury
                Asset    Offering    TIPS
                Value    Price       1-10 Year
Period          (NAV)    (POP)       Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)      6.64%    5.95%       2.45%
5 years         5.53     4.55        0.47
1 year          6.47     1.65        1.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                             Bloomberg Barclays
                    Pioneer Flexible         U.S. Treasury TIPS
                    Opportunities Fund       1-10 Year Index
5/10                $9,550                   $10,000
4/11                $11,112                  $10,789
4/12                $11,667                  $11,546
4/13                $13,615                  $11,853
4/14                $13,785                  $11,376
4/15                $15,402                  $11,487
4/16                $14,340                  $11,629
4/17                $15,267                  $11,819

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

Performance Update | 4/30/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                                     Bloomberg
                                     Barclays
                                     U.S. Treasury
                                     TIPS
                If       If          1-10 Year
Period          Held     Redeemed    Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)      5.84%    5.84%       2.45%
5 years         4.74     4.74        0.47
1 year          5.67     5.67        1.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                             Bloomberg Barclays
                    Pioneer Flexible         U.S. Treasury TIPS
                    Opportunities Fund       1-10 Year Index
5/10                $10,000                  $10,000
4/11                $11,554                  $10,789
4/12                $12,039                  $11,546
4/13                $13,953                  $11,853
4/14                $14,024                  $11,376
4/15                $15,540                  $11,487
4/16                $14,363                  $11,629
4/17                $15,178                  $11,819

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 13

Performance Update | 4/30/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                         Bloomberg
                         Barclays
                Net      U.S. Treasury
                Asset    TIPS
                Value    1-10 Year
Period          (NAV)    Index
--------------------------------------------------------------------------------
Life of Fund
(5/3/2010)      6.34%    2.45%
5 years         5.11     0.47
1 year          5.97     1.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                            Bloomberg Barclays
                    Pioneer Flexible        U.S. Treasury TIPS
                    Opportunities Fund      1-10 Year Index
5/10                $10,000                 $10,000
4/11                $11,633                 $10,789
4/12                $12,214                 $11,546
4/13                $14,254                 $11,853
4/14                $14,417                 $11,376
4/15                $16,002                 $11,487
4/16                $14,789                 $11,629
4/17                $15,672                 $11,819

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

Performance Update | 4/30/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                                     Bloomberg
                                     Barclays
                    Net              U.S. Treasury
                    Asset            TIPS
                    Value            1-10 Year
Period              (NAV)            Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)          6.97%            2.45%
5 years             5.85             0.47
1 year              6.86             1.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                    Gross            Net
--------------------------------------------------------------------------------
                    0.99%            0.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                            Bloomberg Barclays
                    Pioneer Flexible        U.S. Treasury TIPS
                    Opportunities Fund      1-10 Year Index
5/10                $5,000,000              $5,000,000
4/11                $5,832,730              $5,394,260
4/12                $6,143,064              $5,773,026
4/13                $7,196,009              $5,926,297
4/14                $7,306,215              $5,688,168
4/15                $8,180,260              $5,743,708
4/16                $7,639,657              $5,814,264
4/17                $8,163,579              $5,909,611

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2018, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on actual returns from November 1, 2016, through April 30, 2017.

-------------------------------------------------------------------------------------
Share Class                          A              C             R            Y
-------------------------------------------------------------------------------------
Beginning Account                 $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 11/1/16
-------------------------------------------------------------------------------------
Ending Account                    $1,060.90     $1,057.50     $1,058.60     $1,063.10
Value (after expenses)
on 4/30/17
-------------------------------------------------------------------------------------
Expenses Paid                     $    6.13     $    9.90     $    8.42     $    4.60
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.94%, 1.65% and 0.90% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2016, through April 30, 2017.

-------------------------------------------------------------------------------------
Share Class                           A             C             R             Y
-------------------------------------------------------------------------------------
Beginning Account                 $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 11/1/16
-------------------------------------------------------------------------------------
Ending Account                    $1,018.84     $1,015.17     $1,016.61     $1,020.33
Value (after expenses)
on 4/30/17
-------------------------------------------------------------------------------------
Expenses Paid                     $    6.01     $    9.69     $    8.25     $    4.51
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.94%, 1.65% and 0.90% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 17

Schedule of Investments | 4/30/17 (unaudited) (Consolidated)

---------------------------------------------------------------------------------------------------
                  Floating
                  Rate (b)
 Shares           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                 PREFERRED STOCKS -- 0.9%
                                 ENERGY -- 0.8%
                                 Integrated Oil & Gas -- 0.8%
     1,140,563                   Petroleo Brasileiro SA                               $   5,016,818
                                                                                      -------------
                                 Total Energy                                         $   5,016,818
---------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 0.1%
                                 Retail REIT -- 0.1%
           204                   Wheeler Real Estate Investment Trust, Inc., 9.0%     $     175,950
                                                                                      -------------
                                 Total Real Estate                                    $     175,950
---------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $5,236,539)                                    $   5,192,768
---------------------------------------------------------------------------------------------------
                                 COMMON STOCKS -- 69.4%
                                 ENERGY -- 1.6%
                                 Oil & Gas Equipment & Services -- 0.4%
        48,300                   Halliburton Co.                                      $   2,216,004
---------------------------------------------------------------------------------------------------
                                 Integrated Oil & Gas -- 0.6%
        41,756                   Eni S.p.A.                                           $     649,247
        68,784                   LUKOIL PJSC (A.D.R.)                                     3,408,247
                                                                                      -------------
                                                                                      $   4,057,494
---------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration & Production -- 0.6%
        39,915                   EOG Resources, Inc.                                  $   3,692,138
                                                                                      -------------
                                 Total Energy                                         $   9,965,636
---------------------------------------------------------------------------------------------------
                                 MATERIALS -- 2.0%
                                 Diversified Chemicals -- 0.5%
        38,629                   EI du Pont de Nemours & Co.                          $   3,080,663
---------------------------------------------------------------------------------------------------
                                 Construction Materials -- 0.8%
       145,319                   Buzzi Unicem S.p.A.                                  $   3,736,814
       747,500                   Indocement Tunggal Prakarsa Tbk PT                         950,568
                                                                                      -------------
                                                                                      $   4,687,382
---------------------------------------------------------------------------------------------------
                                 Precious Metals & Minerals -- 0.7%
        47,643                   Anglo American Platinum, Ltd.                        $   1,175,186
       355,188                   Impala Platinum Holdings, Ltd.                           1,140,082
       289,473                   Northam Platinum, Ltd.                                   1,075,175
       472,942                   Royal Bafokeng Platinum, Ltd.*                           1,248,370
                                                                                      -------------
                                                                                      $   4,638,813
                                                                                      -------------
                                 Total Materials                                      $  12,406,858
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

---------------------------------------------------------------------------------------------------
                  Floating
                  Rate (b)
 Shares           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 13.4%
                                 Aerospace & Defense -- 6.0%
       403,466                   BAE Systems Plc                                      $   3,276,003
        40,114                   L3 Technologies, Inc.                                    6,890,382
        24,942                   Northrop Grumman Corp.                                   6,134,734
        34,506                   Raytheon Co.                                             5,355,676
        61,208                   Rockwell Collins, Inc.                                   6,371,141
        18,926                   Safran SA                                                1,567,667
        70,337                   Thales SA                                                7,397,215
                                                                                      -------------
                                                                                      $  36,992,818
---------------------------------------------------------------------------------------------------
                                 Building Products -- 0.3%
        39,547                   Tarkett SA                                           $   1,858,920
---------------------------------------------------------------------------------------------------
                                 Construction & Engineering -- 2.6%
        51,353                   ACS Actividades de Construccion y Servicios SA       $   1,904,122
     1,583,000                   China Communications Construction Co., Ltd.              2,177,735
       684,000                   China Railway Group, Ltd.                                  580,417
     3,406,000                   China State Construction International
                                 Holdings, Ltd.                                           6,183,292
        60,772                   Vinci SA                                                 5,171,561
                                                                                      -------------
                                                                                      $  16,017,127
---------------------------------------------------------------------------------------------------
                                 Heavy Electrical Equipment -- 0.4%
       161,000                   Mitsubishi Electric Corp.                            $   2,246,108
---------------------------------------------------------------------------------------------------
                                 Industrial Conglomerates -- 1.6%
        24,373                   Honeywell International, Inc.                        $   3,196,275
        72,392                   Rheinmetall AG                                           6,645,499
                                                                                      -------------
                                                                                      $   9,841,774
---------------------------------------------------------------------------------------------------
                                 Agricultural & Farm Machinery -- 1.0%
       219,000                   Kubota Corp.                                         $   3,446,512
        44,092                   The Toro Co.                                             2,862,453
                                                                                      -------------
                                                                                      $   6,308,965
---------------------------------------------------------------------------------------------------
                                 Industrial Machinery -- 1.2%
        24,753                   Illinois Tool Works, Inc.                            $   3,418,142
        75,518                   Norma Group SE                                           4,052,507
                                                                                      -------------
                                                                                      $   7,470,649
---------------------------------------------------------------------------------------------------
                                 Trading Companies & Distributors -- 0.3%
        45,606                   Ashtead Group Plc                                    $     963,265
       112,200                   BOC Aviation Ltd.                                          598,662
                                                                                      -------------
                                                                                      $   1,561,927
                                                                                      -------------
                                 Total Capital Goods                                  $  82,298,288
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 19

---------------------------------------------------------------------------------------------------
                  Floating
                  Rate (b)
 Shares           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                 COMMERCIAL SERVICES & SUPPLIES -- 1.5%
                                 Security & Alarm Services -- 0.2%
       391,450                   Prosegur Cash SA                                     $     998,066
---------------------------------------------------------------------------------------------------
                                 Research & Consulting Services -- 1.3%
        63,797                   Teleperformance                                      $   8,018,349
                                                                                      -------------
                                 Total Commercial Services & Supplies                 $   9,016,415
---------------------------------------------------------------------------------------------------
                                 AUTOMOBILES & COMPONENTS -- 1.3%
                                 Auto Parts & Equipment -- 1.3%
        13,910                   Continental AG                                       $   3,114,627
     5,106,000                   Xinyi Glass Holdings, Ltd.                               4,529,709
                                                                                      -------------
                                                                                      $   7,644,336
                                                                                      -------------
                                 Total Automobiles & Components                       $   7,644,336
---------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 1.2%
                                 Apparel, Accessories & Luxury Goods -- 1.2%
         7,709                   Kering                                               $   2,390,142
        20,408                   LVMH Moet Hennessy Louis Vuitton SE                      5,036,580
                                                                                      -------------
                                                                                      $   7,426,722
                                                                                      -------------
                                 Total Consumer Durables & Apparel                    $   7,426,722
---------------------------------------------------------------------------------------------------
                                 CONSUMER SERVICES -- 5.3%
                                 Casinos & Gaming -- 0.3%
       807,000                   Melco International Development, Ltd.                $   1,660,099
---------------------------------------------------------------------------------------------------
                                 Hotels, Resorts & Cruise Lines -- 4.5%
        99,410                   Accor SA                                             $   4,532,530
       453,648                   Aitken Spence Hotel Holdings Plc                           118,990
       250,316                   Hilton Grand Vacations, Inc.                             8,378,077
        75,969                   Marriott International, Inc.                             7,172,993
       144,956                   Melia Hotels International SA                            2,152,777
       994,692                   NH Hotel Group SA*                                       5,153,547
                                                                                      -------------
                                                                                      $  27,508,914
---------------------------------------------------------------------------------------------------
                                 Education Services -- 0.5%
        46,801                   New Oriental Education & Technology
                                 Group, Inc. (A.D.R.)                                 $   3,020,537
                                                                                      -------------
                                 Total Consumer Services                              $  32,189,550
---------------------------------------------------------------------------------------------------
                                 MEDIA -- 0.1%
                                 Publishing -- 0.1%
       164,622                   Promotora de Informaciones SA                        $     587,444
                                                                                      -------------
                                 Total Media                                          $     587,444
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

---------------------------------------------------------------------------------------------------
                  Floating
                  Rate (b)
 Shares           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                 RETAILING -- 1.4%
                                 Internet Retail -- 0.7%
         4,671                   Amazon.com, Inc.*                                    $   4,320,628
---------------------------------------------------------------------------------------------------
                                 Homefurnishing Retail -- 0.7%
       128,860                   Maisons du Monde SA                                  $   4,473,330
                                                                                      -------------
                                 Total Retailing                                      $   8,793,958
---------------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 0.4%
                                 Packaged Foods & Meats -- 0.4%
       155,115                   Marine Harvest ASA                                   $   2,583,290
                                                                                      -------------
                                 Total Food, Beverage & Tobacco                       $   2,583,290
---------------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT & SERVICES -- 7.7%
                                 Health Care Equipment -- 4.8%
       251,575                   Boston Scientific Corp.*                             $   6,636,548
        21,350                   CR Bard, Inc.                                            6,564,698
       158,841                   Hologic, Inc.*                                           7,171,671
        25,414                   NuVasive, Inc.*                                          1,842,769
        53,887                   Stryker Corp.                                            7,348,570
                                                                                      -------------
                                                                                      $  29,564,256
---------------------------------------------------------------------------------------------------
                                 Health Care Supplies -- 0.7%
        21,480                   Align Technology, Inc.*                              $   2,891,638
       204,753                   ConvaTec Group Plc                                         814,291
        44,000                   St Shine Optical Co, Ltd.                                  850,298
                                                                                      -------------
                                                                                      $   4,556,227
---------------------------------------------------------------------------------------------------
                                 Managed Health Care -- 2.2%
        52,177                   Aetna, Inc.                                          $   7,047,547
        36,234                   UnitedHealth Group, Inc.                                 6,336,602
                                                                                      -------------
                                                                                      $  13,384,149
                                                                                      -------------
                                 Total Health Care Equipment & Services               $  47,504,632
---------------------------------------------------------------------------------------------------
                                 PHARMACEUTICALS, BIOTECHNOLOGY &
                                 LIFE SCIENCES -- 2.7%
                                 Pharmaceuticals -- 1.2%
       147,300                   Livzon Pharmaceutical Group, Inc.*                   $     929,875
     1,789,000                   Shanghai Fosun Pharmaceutical Group Co, Ltd.             6,750,857
                                                                                      -------------
                                                                                      $   7,680,732
---------------------------------------------------------------------------------------------------
                                 Life Sciences Tools & Services -- 1.5%
        47,067                   Agilent Technologies, Inc.                           $   2,591,038
        39,518                   Thermo Fisher Scientific, Inc.                           6,533,511
                                                                                      -------------
                                                                                      $   9,124,549
---------------------------------------------------------------------------------------------------
                                 Total Pharmaceuticals, Biotechnology &
                                 Life Sciences                                        $  16,805,281
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 21

---------------------------------------------------------------------------------------------------
                  Floating
                  Rate (b)
 Shares           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                             BANKS -- 9.1%
                             Diversified Banks -- 8.1%
       588,014               Banca Popolare dell'Emilia Romagna SC                    $   3,216,314
     1,935,824               Banco BPM S.p.A.                                             5,631,761
        94,117               BNP Paribas SA                                               6,643,181
     2,263,000               China Construction Bank Corp.                                1,838,832
       211,451               HDFC Bank, Ltd.                                              5,150,767
     3,100,907               Intesa Sanpaolo S.p.A.                                       9,034,773
        70,526               JPMorgan Chase & Co.                                         6,135,762
       579,200               Mitsubishi UFJ Financial Group, Inc.                         3,687,662
       501,135               Sberbank of Russia PJSC (A.D.R.)                             5,958,495
       115,193               TCS Group Holding Plc (G.D.R.)*                              1,267,123
       323,458               Unione di Banche Italiane SCPA                               1,362,532
                                                                                      -------------
                                                                                      $  49,927,202
---------------------------------------------------------------------------------------------------
                             Regional Banks -- 1.0%
        51,748               The PNC Financial Services Group, Inc.                   $   6,196,823
                                                                                      -------------
                             Total Banks                                              $  56,124,025
---------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 4.7%
                             Asset Management & Custody Banks -- 3.1%
        26,586               Affiliated Managers Group, Inc.*                         $   4,402,376
       149,997               Banca Generali S.p.A.                                        4,313,095
       352,548               KKR & Co LP                                                  6,691,361
        67,800               SBI Holdings, Inc./Japan                                       940,399
        82,106               The Blackstone Group LP                                      2,532,149
                                                                                      -------------
                                                                                      $  18,879,380
---------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 1.6%
       491,000               Huatai Securities Co, Ltd.                               $     951,970
       141,876               Morgan Stanley Co.                                           6,153,162
       511,900               Nomura Holdings, Inc.                                        3,074,433
                                                                                      -------------
                                                                                      $  10,179,565
                                                                                      -------------
                             Total Diversified Financials                             $  29,058,945
---------------------------------------------------------------------------------------------------
                             INSURANCE -- 1.7%
                             Life & Health Insurance -- 0.6%
        11,484               Swiss Life Holding AG                                    $   3,740,401
---------------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 0.8%
        26,253               Allianz SE*                                              $   5,000,201
---------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 0.3%
        42,944               The Progressive Corp.                                    $   1,705,736
                                                                                      -------------
                             Total Insurance                                          $  10,446,338
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

---------------------------------------------------------------------------------------------------
                  Floating
                  Rate (b)
 Shares           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 6.8%
                                 Internet Software & Services -- 4.4%
        60,027                   Alibaba Group Holding, Ltd. (A.D.R.)                 $   6,933,118
         4,704                   Alphabet, Inc. (Class A)                                 4,348,942
       161,655                   Baozun, Inc. (A.D.R.)                                    2,468,472
        79,912                   Envestnet, Inc.*                                         2,780,938
       134,889                   Momo, Inc. (A.D.R.)                                      5,123,084
        87,382                   Weibo Corp. (A.D.R.)                                     4,881,159
                                                                                      -------------
                                                                                      $  26,535,713
---------------------------------------------------------------------------------------------------
                                 IT Consulting & Other Services -- 0.4%
       147,104                   Altran Technologies SA                               $   2,469,984
---------------------------------------------------------------------------------------------------
                                 Data Processing & Outsourced Services -- 1.0%
        54,741                   Mastercard, Inc.                                     $   6,367,473
---------------------------------------------------------------------------------------------------
                                 Systems Software -- 1.0%
        68,448                   Microsoft Corp.                                      $   4,685,950
        40,417                   Symantec Corp.                                           1,278,390
                                                                                      -------------
                                                                                      $   5,964,340
                                                                                      -------------
                                 Total Software & Services                            $  41,337,510
---------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 1.4%
                                 Communications Equipment -- 0.9%
        46,197                   Harris Corp.                                         $   5,168,982
---------------------------------------------------------------------------------------------------
                                 Electronic Equipment Manufacturers -- 0.5%
       188,500                   Shimadzu Corp.                                       $   3,198,357
                                                                                      -------------
                                 Total Technology Hardware & Equipment                $   8,367,339
---------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR
                                 EQUIPMENT -- 2.2%
                                 Semiconductor Equipment -- 1.2%
        50,301                   Lam Research Corp.*                                  $   7,286,100
---------------------------------------------------------------------------------------------------
                                 Semiconductors -- 1.0%
        27,995                   Broadcom, Ltd.                                       $   6,181,576
                                                                                      -------------
                                 Total Semiconductors & Semiconductor
                                 Equipment                                            $  13,467,676
---------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 4.9%
                                 Diversified REIT -- 0.7%
     4,183,900                   Mapletree Greater China Commercial Trust             $   3,204,103
       106,734                   Merlin Properties Socimi SA                              1,263,571
                                                                                      -------------
                                                                                      $   4,467,674
---------------------------------------------------------------------------------------------------
                                 Industrial REIT -- 0.2%
       714,100                   Mapletree Industrial Trust                           $     914,858
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 23

---------------------------------------------------------------------------------------------------
                  Floating
                  Rate (b)
 Shares           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                 Hotel & Resort REIT -- 1.2%
       129,210                   DiamondRock Hospitality Co.                          $   1,422,602
        81,157                   Host Hotels & Resorts, Inc.                              1,456,768
        49,215                   LaSalle Hotel Properties                                 1,405,580
        50,017                   Pebblebrook Hotel Trust                                  1,488,506
        23,881                   Ryman Hospitality Properties, Inc.                       1,523,130
                                                                                      -------------
                                                                                      $   7,296,586
---------------------------------------------------------------------------------------------------
                                 Office REIT -- 0.1%
       443,200                   Frasers Commercial Trust                             $     425,056
---------------------------------------------------------------------------------------------------
                                 Health Care REIT -- 0.1%
       807,900                   First Real Estate Investment Trust                   $     780,608
---------------------------------------------------------------------------------------------------
                                 Retail REIT -- 0.2%
       647,400                   CapitaLand Mall Trust                                $     912,810
        71,433                   New River REIT Plc                                         321,827
                                                                                      -------------
                                                                                      $   1,234,637
---------------------------------------------------------------------------------------------------
                                 Real Estate Operating Companies -- 2.2%
       245,631                   Aroundtown Property Holdings Plc                     $   1,276,641
     2,388,700                   Ascendas India Trust                                     1,966,079
       126,328                   Deutsche Wohnen AG                                       4,320,739
        32,021                   Grand City Properties SA                                   608,309
       150,423                   Vonovia SE*                                              5,447,246
                                                                                      -------------
                                                                                      $  13,619,014
---------------------------------------------------------------------------------------------------
                                 Real Estate Development -- 0.2%
     3,142,000                   CIFI Holdings Group Co, Ltd.                         $   1,135,149
                                                                                      -------------
                                 Total Real Estate                                    $  29,873,582
---------------------------------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS
                                 (Cost $376,220,704)                                  $ 425,897,825
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Principal
 Amount ($) (f)
---------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE
                                 OBLIGATIONS -- 0.3%
                                 BANKS -- 0.3%
                                 Thrifts & Mortgage Finance -- 0.3%
     2,080,298           5.57    Morgan Stanley Capital I Trust 2007-TOP25,
                                 Floating Rate Note, 11/12/49                         $   2,101,101
                                                                                      -------------
                                 Total Banks                                          $   2,101,101
---------------------------------------------------------------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $2,052,737)                                    $   2,101,101
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

---------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($) (f)    (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                 CORPORATE BONDS -- 4.6%
                                 ENERGY -- 0.8%
                                 Integrated Oil & Gas -- 0.8%
     1,600,000                   Petrobras Global Finance BV, 4.375%, 5/20/23         $   1,531,520
     2,789,000                   YPF SA, 8.5%, 3/23/21 (144A)                             3,155,056
                                                                                      -------------
                                                                                      $   4,686,576
                                                                                      -------------
                                 Total Energy                                         $   4,686,576
---------------------------------------------------------------------------------------------------
                                 MATERIALS -- 1.3%
                                 Commodity Chemicals -- 0.5%
     1,006,000                   Braskem Finance, Ltd., 6.45%, 2/3/24                 $   1,071,390
     1,800,000                   Braskem Finance, Ltd., 6.45%, 2/3/24 (e)                 1,917,000
                                                                                      -------------
                                                                                      $   2,988,390
---------------------------------------------------------------------------------------------------
                                 Paper Packaging -- 0.5%
     3,000,000                   Sealed Air Corp., 5.125%, 12/1/24 (144A)             $   3,142,500
---------------------------------------------------------------------------------------------------
                                 Diversified Metals & Mining -- 0.3%
     2,000,000                   GTL Trade Finance, Inc., 5.893%, 4/29/24
                                 (144A) (e)                                           $   2,038,000
                                                                                      -------------
                                 Total Materials                                      $   8,168,890
---------------------------------------------------------------------------------------------------
                                 TRANSPORTATION -- 0.3%
                                 Trucking -- 0.3%
     2,000,000                   Transnet SOC, Ltd., 4.0%, 7/26/22 (144A)             $   1,946,156
                                                                                      -------------
                                 Total Transportation                                 $   1,946,156
---------------------------------------------------------------------------------------------------
                                 BANKS -- 1.9%
                                 Diversified Banks -- 1.9%
       850,000                   African Bank Limited, 6.0%, 2/8/20                   $     860,625
     1,441,000                   Banco do Brasil SA, 3.875%, 10/10/22                     1,394,168
     2,000,000                   Banco do Brasil SA, 3.875%, 10/10/22 (e)                 1,935,000
     4,130,000           7.70    Intesa Sanpaolo S.p.A., Floating Rate Note,
                                 12/29/49 (Perpetual) (144A)                              4,073,212
       564,000                   Sberbank of Russia Via SB Capital SA,
                                 6.125%, 2/7/22 (144A)                                      617,580
     2,200,000                   Sberbank of Russia Via SB Capital SA,
                                 6.125%, 2/7/22 (144A) (e)                                2,409,000
                                                                                      -------------
                                                                                      $  11,289,585
                                                                                      -------------
                                 Total Banks                                          $  11,289,585
---------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 0.3%
                                 Wireless Telecommunication Services -- 0.3%
     2,000,000                   MTN Mauritius Investments, Ltd., 4.755%,
                                 11/11/24 (144A)                                      $   1,899,500
                                                                                      -------------
                                 Total Telecommunication Services                     $   1,899,500
---------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $26,675,189)                                   $  27,990,707
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 25

---------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($) (f)    (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- 2.4%
         6,000,000               U.S. Treasury Bill, 5/18/17 (c)                      $   5,998,074
         9,000,000               U.S. Treasury Bill, 5/25/17 (c)                          8,995,968
---------------------------------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT AND
                                 AGENCY OBLIGATIONS
                                 (Cost $14,993,838)                                   $  14,994,042
---------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- 7.6%
EUR     15,000,000               Hellenic Republic Government Bond, 2.0%,
                                 2/24/25 (Step)                                       $  13,627,365
EUR     18,844,814               Hellenic Republic Government Bond, 3.0%,
                                 2/24/27 (Step)                                          16,850,762
IDR 51,399,000,000               Indonesia Treasury Bond, 8.375%, 9/15/26                 4,191,666
EUR      5,500,000               Portugal Obrigacoe, 4.125%, 4/14/27                      6,273,101
         5,800,000               Russian Foreign Bond -- Eurobond, 3.5%,
                                 1/16/19 (144A)                                           5,947,900
---------------------------------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $45,216,637)                                   $  46,890,794
---------------------------------------------------------------------------------------------------
                                 MUNICIPAL BONDS -- 0.3% (d)
                                 Municipal Development -- 0.3%
         2,085,000       0.85    Lower Neches Valley Authority Industrial
                                 Development Corp., Floating Rate Note, 11/1/38       $   2,085,000
---------------------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL BONDS
                                 (Cost $2,085,000)                                    $   2,085,000
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------------
                                 MUTUAL FUNDS -- 11.3%
           300,000               Direxion Daily Financial Bear 3X Shares              $   5,784,000
            19,763               ETFS Physical Palladium Shares* (e)                      1,564,637
            28,596               Guggenheim S&P Global Water Index ETF                      918,218
           132,219               PowerShares Buyback Achievers Portfolio                  6,897,865
            62,296               PowerShares International BuyBack
                                 Achievers Portfolio                                      1,956,717
           653,732               ProShares S&P 500 Dividend Aristocrats ETF              37,288,875
           177,729               SPDR S&P Euro Dividend Aristocrats UCITS ETF             4,595,398
           210,227               SPDR S&P UK Dividend Aristocrats UCITS ETF               3,541,785
            27,967               SPDR S&P US Dividend Aristocrats UCITS ETF               1,338,780
           112,582               SPDR S&P US Dividend Aristocrats UCITS ETF               5,402,239
---------------------------------------------------------------------------------------------------
                                 TOTAL MUTUAL FUNDS
                                 (Cost $64,988,234)                                   $  69,288,514
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

---------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($) (f)    (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                 TEMPORARY CASH INVESTMENTS -- 0.5%
                                 Commercial Paper -- 0.5%
     3,000,000                   Natixis, Commercial Paper, 5/1/17 (c)                $   2,999,770
---------------------------------------------------------------------------------------------------
                                 TOTAL TEMPORARY CASH INVESTMENTS
                                 (Cost $3,000,000)                                    $   2,999,770
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Number of                                                     Strike       Expiration
 Contracts        Description             Counterparty         Price        Date
---------------------------------------------------------------------------------------------------
                                        CALL OPTIONS PURCHASED -- 0.2%
       1,000      Hong Kong Stock         Citibank NA          11,000.000   6/29/17   $     141,427
                  Exchange
        500       Hong Kong Stock         Citibank NA          10,600.000   6/29/17         231,426
                  Exchange
         300      NIKKEI 225 Index        Citibank NA          20,250.000   7/14/17         350,121
         700      NIKKEI 225 Index        Citibank NA          21,000.000   6/9/17           50,274
       1,600      NIKKEI 225 Index        Citibank NA          21,000.000   5/12/17          14,364
       6,000      Envestnet, Inc.         Citibank NA              45.000   8/18/17         315,000
                                                                                      -------------
                                                                                      $   1,102,612
---------------------------------------------------------------------------------------------------
                                        TOTAL CALL OPTIONS PURCHASED
                                        (Cost $4,788,782)                             $   1,102,612
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Number of                                                     Strike       Expiration
 Contracts        Description             Counterparty         Price        Date
---------------------------------------------------------------------------------------------------
                                        PUT OPTIONS PURCHASED -- 0.1%
     1,665        FTSE MIB Index          Citibank NA          18,000.000   5/19/17   $     163,277
    13,000        SPDR Index Shares       Citibank NA              33.000   5/19/17          97,500
    10,000        SPDR Series Trust       Citibank NA              40.000   6/16/17         475,000
                                                                                      -------------
                                                                                      $     735,777
---------------------------------------------------------------------------------------------------
                                        TOTAL CALL OPTIONS PURCHASED
                                        (Cost $3,011,573)                             $     735,777
---------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENT IN SECURITIES -- 97.6%
                                        (Cost $548,269,233) (a)                       $ 599,278,910
---------------------------------------------------------------------------------------------------
                                        OTHER ASSETS & LIABILITIES -- 2.4%            $  14,796,319
---------------------------------------------------------------------------------------------------
                                        NET ASSETS -- 100.0%                          $ 614,075,229
===================================================================================================

*         Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration.
          At April 30, 2017, the value of these securities amounted to $25,228,904 or 4.1% of net assets.

(A.D.R.)  American Depositary Receipts.

(G.D.R.)  Global Depositary Receipts.

REIT      Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 27

(a) At April 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $551,577,618 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                             $ 59,168,389
          Aggregate gross unrealized depreciation for all investments in which

                                                                                    (11,467,097)
                                                                                   ------------
             Net unrealized appreciation                                           $ 47,701,292
                                                                                   ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d)       Consists of Revenue Bonds unless otherwise indicated.

(e) All or a portion of this security is held by Pioneer Cayman Commodity Fund Ltd.

(f)       EUR Euro
          IDR Indonesian Rupiah

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2017, were as follows:

--------------------------------------------------------------------------------
                                                  Purchases         Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                         $ 25,152,842      $ 25,402,749
Other Long-Term Securities                         933,169,252       987,385,417

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2017, the Portfolio did not engage in cross trade activity.

------------------------------------------------------------------------------------------------------------
TOTAL RETURN SWAP AGREEMENTS
                                                                                              Net
                                                                                              Unrealized
      Notional                         Pay/     Obligation                        Expiration  Appreciation
      Principal     Counterparty       Receive  Entity/Index         Coupon       Date        (Depreciation)
------------------------------------------------------------------------------------------------------------
         155,416    Citibank NA        Pay      HACK Purefunds       3M Libor +   6/12/17     $   27,989
                                                ISE Cyber            20 bps
         155,416    Citibank NA        Pay      HACK Purefunds       3M Libor +   6/12/17         27,989
                                                ISE Cyber            20 bps
          58,677    Goldman Sachs      Pay      IBOXX Household      3M Libor +   4/30/18        (70,406)
                    International               Goods Total          39 bps
                                                Return Index
         105,000    Citibank NA        Pay      HACK Purefunds       3M Libor +   6/15/17         28,522
                                                US Equity            20 bps
EUR        1,253    Societe            Pay      Solactive European   3M Libor +   10/17/17       120,258
                    Generale SA                 Buyback Index        35 bps
EUR        1,172    Societe            Pay      Solactive European   3M Libor +   6/13/17        274,873
                    Generale SA                 Buyback Index        25 bps
------------------------------------------------------------------------------------------------------------
                                                                                              $  409,225
============================================================================================================

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:
EUR    Euro

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments:

------------------------------------------------------------------------------------------
                                     Level 1        Level 2         Level 3  Total
------------------------------------------------------------------------------------------
Preferred Stock
  Energy
    Integrated Oil & Gas             $  5,016,818   $          --   $  --    $  5,016,818
  Real Estate
    Retail REIT                                --         175,950      --         175,950
Common Stocks                         425,897,825              --      --     425,897,825
Collateralized Mortgage Obligations            --       2,101,101      --       2,101,101
Corporate Bonds                                --      27,990,707      --      27,990,707
U.S. Government And
  Agency Obligations                           --      14,994,042      --      14,994,042
Foreign Government Bonds                       --      46,890,794      --      46,890,794
Municipal Bonds                                --       2,085,000      --       2,085,000
Mutual Funds                           69,288,514              --      --      69,288,514
Commercial Paper                               --       2,999,770      --       2,999,770
Call Options Purchased                  1,102,612              --      --       1,102,612
Put Options Purchased                     735,777              --      --         735,777
------------------------------------------------------------------------------------------
Total                                $502,041,546   $  97,237,364   $  --    $599,278,910
==========================================================================================
Other Financial Instruments
Unrealized appreciation on
  futures contracts                  $    149,904   $          --   $  --    $    149,904
Unrealized depreciation on
  futures contracts                      (152,041)             --      --        (152,041)
Unrealized appreciation on
  total return swap contracts                  --         479,631      --         479,631
Unrealized depreciation on
  total return swap contracts                  --         (70,406)     --         (70,406)
Unrealized depreciation on
  forward foreign
  currency contracts                           --         (98,875)     --         (98,875)
------------------------------------------------------------------------------------------
Total Other Financial Instruments    $     (2,137)  $     310,350   $  --    $    308,213
==========================================================================================

During the six months ended April 30, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 29

Statement of Assets and Liabilities | 4/30/17 (Consolidated) (unaudited)

ASSETS:
  Investment in securities, at value (cost $548,269,233)                    $599,278,910
  Restricted cash*                                                             3,323,721
  Foreign currencies, at value (cost $29,489,300)                             32,280,646
  Receivables --
     Investment securities sold                                               25,016,055
     Fund shares sold                                                            842,963
     Dividends                                                                   621,392
     Interest                                                                    767,586
  Unrealized appreciation on total return rate swaps                             479,631
  Due from Pioneer Investment Management, Inc.                                    21,215
  Variation margin on futures contracts                                           64,972
  Other assets                                                                   220,218
-----------------------------------------------------------------------------------------
          Total assets                                                      $662,917,309
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                        $ 33,607,176
     Fund shares repurchased                                                   4,985,313
     Trustee fees                                                                  4,185
     Distributions                                                                   284
  Due to broker                                                                9,358,743
  Restricted cash*                                                               290,000
  Unrealized depreciation on forward foreign currency contracts                   98,875
  Unrealized depreciation on total return rate swaps                              70,406
  Reserve for repatriation taxes                                                  10,872
  Due to affiliates                                                               81,206
  Accrued expenses                                                               335,020
-----------------------------------------------------------------------------------------
         Total liabilities                                                  $ 48,842,080
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $574,659,365
  Distributions in excess of net investment income                            (2,357,668)
  Accumulated net realized loss on investments, futures contracts, written
     options, swap contracts and foreign currency transactions                (8,948,502)
  Net unrealized appreciation on investments (net of foreign capital gains
     tax of $10,872)                                                          50,998,805
  Net unrealized depreciation on futures contracts                                (2,137)
  Net unrealized appreciation on swap contracts                                  409,225
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies             (683,859)
-----------------------------------------------------------------------------------------
         Net assets                                                         $614,075,229
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $133,919,685/10,557,339 shares)                        $      12.68
   Class C (based on $155,052,148/12,396,442 shares)                        $      12.51
   Class R (based on $275,297/21,794 shares)                                $      12.63
   Class Y (based on $324,828,099/25,504,434 shares)                        $      12.74
MAXIMUM OFFERING PRICE:
   Class A ($12.68/95.5%)                                                   $      13.28
=========================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/17

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $133,140)               $ 3,358,284
  Interest                                                              2,499,223
----------------------------------------------------------------------------------------------------
     Total investment income                                                            $ 5,857,507
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 2,208,428
  Transfer agent fees
     Class A                                                               89,198
     Class C                                                               92,080
     Class R                                                                  443
     Class Y                                                              199,200
  Distribution fees
     Class A                                                              180,573
     Class C                                                              814,016
     Class R                                                                  753
  Shareholder communications expense                                        9,687
  Administrative expense                                                  111,924
  Custodian fees                                                          106,880
  Registration fees                                                        30,461
  Professional fees                                                        38,710
  Printing expense                                                          8,483
  Fees and expenses of nonaffiliated Trustees                              14,558
  Miscellaneous                                                            86,295
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 3,991,689
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                             (80,349)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $ 3,911,340
----------------------------------------------------------------------------------------------------
         Net investment income                                                          $ 1,946,167
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                      $11,654,655
     Futures contracts                                                 (7,504,787)
     Written options                                                    2,333,085
     Swap contracts                                                     5,261,123
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies               (623,361)      $11,120,715
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                      $25,354,197
     Futures contracts                                                   (730,949)
     Swap contracts                                                      (532,613)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies               (609,589)      $23,481,046
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, written options, swap contracts and
     foreign currency transactions                                                      $34,601,761
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $36,547,928
====================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 31

Statements of Changes in Net Assets (Consolidated)

--------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                4/30/17            Year Ended
                                                                (unaudited)        10/31/16
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $    1,946,167     $    9,508,767
Net realized gain (loss) on investments, futures
  contracts, written options, swap contracts and
  foreign currency transactions                                     11,120,715        (16,682,296)
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, written options, swap
  contracts and foreign currency transactions                       23,481,046         10,119,970
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $   36,547,928     $    2,946,441
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.08 and $0.18 per share, respectively)         $     (943,090)    $   (2,927,845)
      Class C ($0.05 and $0.12 per share, respectively)               (711,656)        (1,997,821)
      Class R ($0.07 and $0.15 per share, respectively)                 (1,967)            (3,054)
      Class Y ($0.10 and $0.20 per share, respectively)             (2,588,860)        (6,031,318)
Net realized gain:
      Class A ($0.00 and $0.56 per share, respectively)                     --         (9,239,156)
      Class C ($0.00 and $0.56 per share, respectively)                     --         (9,649,365)
      Class R ($0.00 and $0.56 per share, respectively)                     --             (7,412)
      Class Y ($0.00 and $0.56 per share, respectively)                     --        (16,206,495)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                    $   (4,245,573)    $  (46,062,466)
==================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $   71,459,633     $  211,568,038
Reinvestment of distributions                                        3,541,815         39,206,409
Cost of shares repurchased                                        (184,451,728)      (323,047,284)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
          Fund share transactions                               $ (109,450,280)    $  (72,272,837)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                $  (77,147,925)    $ (115,388,862)
NET ASSETS:
Beginning of period                                             $  691,223,154     $  806,612,016
--------------------------------------------------------------------------------------------------
End of period                                                   $  614,075,229     $  691,223,154
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                            $   (2,357,668)    $      (58,262)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------
                                   Six Months    Six Months
                                   Ended         Ended
                                   4/30/17       4/30/17            Year Ended    Year Ended
                                   Shares        Amount             10/31/16      10/31/16
                                   (unaudited)   (unaudited)        Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                           805,336    $   9,693,923       2,996,542    $  35,560,866
Reinvestment of
   distributions                       69,216          823,932         954,082       11,340,896
Less shares repurchased            (4,026,624)     (48,729,981)     (6,720,960)     (79,627,835)
------------------------------------------------------------------------------------------------
      Net decrease                 (3,152,072)   $ (38,212,126)     (2,770,336)   $ (32,726,073)
================================================================================================
Class C
Shares sold                           450,054    $   5,361,881       2,308,657    $  26,738,368
Reinvestment of
   distributions                       47,308          555,395         791,996        9,322,205
Less shares repurchased            (3,125,641)     (37,366,020)     (5,484,599)     (64,227,696)
------------------------------------------------------------------------------------------------
      Net decrease                 (2,628,279)   $ (31,448,744)     (2,383,946)   $ (28,167,123)
================================================================================================
Class R
Shares sold                             7,433    $      88,162          25,082    $     289,938
Reinvestment of
   distributions                           67              791             557            6,624
Less shares repurchased                (9,174)        (109,829)        (11,638)        (134,805)
------------------------------------------------------------------------------------------------
      Net increase (decrease)          (1,674)   $     (20,876)         14,001    $     161,757
================================================================================================
Class Y
Shares sold                         4,646,653    $  56,315,667      12,560,341    $ 148,978,866
Reinvestment of
   distributions                      180,485        2,161,697       1,554,509       18,536,684
Less shares repurchased            (8,102,403)     (98,245,898)    (15,118,203)    (179,056,948)
------------------------------------------------------------------------------------------------
      Net decrease                 (3,275,265)   $ (39,768,534)     (1,003,353)   $ (11,541,398)
================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 33

Financial Highlights (Consolidated)

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year         Year       Year       Year
                                                             4/30/17      Ended        Ended        Ended      Ended      Ended
                                                             (unaudited)  10/31/16     10/31/15     10/31/14   10/31/13   10/31/12
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  12.03     $  12.68     $  12.94     $  13.33   $  11.76   $  11.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.04(b)  $   0.16(b)  $   0.17(b)  $   0.27   $   0.21   $   0.20
   Net realized and unrealized gain (loss) on investments        0.69        (0.07)        0.20        (0.09)      1.51       0.67
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.73     $   0.09     $   0.37     $   0.18   $   1.72   $   0.87
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.08)    $  (0.18)    $  (0.30)    $  (0.08)  $  (0.15)  $  (0.36)
   Net realized gain                                               --        (0.56)       (0.33)       (0.49)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.08)    $  (0.74)    $  (0.63)    $  (0.57)  $  (0.15)  $  (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.65     $  (0.65)    $  (0.26)    $  (0.39)  $   1.57   $   0.51
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.68     $  12.03     $  12.68     $  12.94   $  13.33   $  11.76
====================================================================================================================================
Total return*                                                    6.09%        0.88%        2.85%        1.45%     14.72%      8.01%
Ratio of net expenses to average net assets (a)                  1.20%**      1.19%        1.20%        1.23%      1.20%      1.20%
Ratio of net investment income (loss) to average net assets      0.65%**      1.38%        1.33%        1.60%      1.82%      2.19%
Portfolio turnover rate                                           332%**       230%         295%         383%       288%       175%
Net assets, end of period (in thousands)                     $133,920     $164,898     $209,001     $227,251   $335,398   $147,163
Ratios with no waiver of fees and assumption of expenses by
   the PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                      1.20%**      1.19%        1.26%        1.23%      1.23%      1.22%
   Net investment income (loss) to average net assets            0.65%**      1.38%        1.27%        1.60%      1.79%      2.17%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.05%, 0.00%, and 0.00%, respectively.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended         Year           Year         Year       Year       Year
                                                    4/30/17       Ended          Ended        Ended      Ended      Ended
                                                    (unaudited)   10/31/16       10/31/15     10/31/14   10/31/13   10/31/12
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                $  11.88      $    12.56     $  12.78     $  13.21   $  11.66   $  11.15
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $  (0.01)(b)  $     0.07(b)  $   0.07(b)  $   0.13   $   0.12   $   0.11
   Net realized and unrealized gain (loss) on
     investments                                        0.69           (0.07)        0.20        (0.05)      1.50       0.67
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $   0.68      $       --     $   0.27     $   0.08   $   1.62   $   0.78
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $  (0.05)     $    (0.12)    $  (0.16)    $  (0.02)  $  (0.07)  $  (0.27)
   Net realized gain                                      --           (0.56)       (0.33)       (0.49)        --         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.05)     $    (0.68)    $  (0.49)    $  (0.51)  $  (0.07)  $  (0.27)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $   0.63      $    (0.68)    $  (0.22)    $  (0.43)  $   1.55   $   0.51
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  12.51      $    11.88     $  12.56     $  12.78   $  13.21   $  11.66
==============================================================================================================================
Total return*                                           5.75%           0.09%        2.12%        0.60%     13.93%      7.18%
Ratio of net expenses to average net assets (a)         1.94%**         1.94%        2.01%        1.97%      1.98%      1.95%
Ratio of net investment income (loss) to average
   net assets                                          (0.09)%**        0.63%        0.52%        0.89%      1.05%      1.43%
Portfolio turnover rate                                  332%**          230%         295%         383%       288%       175%
Net assets, end of period (in thousands)            $155,052      $  178,457     $218,597     $238,164   $251,889   $104,709
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.05%, 0.00%, and 0.00%, respectively.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 35

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year        Year
                                                             4/30/17     Ended       Ended       Ended       9/13/13 to
                                                             (unaudited) 10/31/16    10/31/15    10/31/14    10/31/13
----------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 12.00     $ 12.69     $ 12.92     $ 13.32     $ 12.87(a)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.01(d)  $  0.10(d)  $  0.06(d)  $  0.15     $  0.05
   Net realized and unrealized gain (loss) on investments       0.69       (0.08)       0.19        0.00(b)     0.44
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.70     $  0.02     $  0.25     $  0.15     $  0.49
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.07)    $ (0.15)    $ (0.15)    $ (0.06)    $ (0.04)
   Net realized gain                                              --       (0.56)      (0.33)      (0.49)         --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.07)    $ (0.71)    $ (0.48)    $ (0.55)    $ (0.04)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.63     $ (0.69)    $ (0.23)    $ (0.40)    $  0.45
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 12.63     $ 12.00     $ 12.69     $ 12.92     $ 13.32
============================================================================================================================
Total return*                                                   5.86%       0.34%       1.90%       1.19%       4.76%***
Ratio of net expenses to average net assets (c)                 1.65%**     1.71%       2.01%       1.55%       1.36%**
Ratio of net investment income (loss) to average net assets     0.20%**     0.86%       0.47%       1.40%       2.96%**
Portfolio turnover rate                                          332%**      230%        295%        383%        288%***
Net assets, end of period (in thousands)                     $   275     $   282     $   120     $    74     $    10
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets (c)                     1.65%**     1.71%       2.01%       1.55%       1.36%**
   Net investment income (loss) to average net assets           0.20%**     0.86%       0.47%       1.40%       2.96%**
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) Class R shares beginning capital was recorded on inception date at $10.00 per share.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.05%, 0.00%, and 0.00%, respectively.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year         Year       Year       Year
                                                             4/30/17      Ended        Ended        Ended      Ended      Ended
                                                             (unaudited)  10/31/16     10/31/15     10/31/14   10/31/13   10/31/12
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  12.08     $  12.72     $  12.97     $  13.37   $  11.79   $  11.29
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.06(b)  $   0.20(b)  $   0.21(b)  $   0.27   $   0.25   $   0.24
   Net realized and unrealized gain (loss) on investments        0.70        (0.08)        0.20        (0.05)      1.52       0.66
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.76     $   0.12     $   0.41     $   0.22   $   1.77   $   0.90
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.10)    $  (0.20)    $  (0.33)    $  (0.13)  $  (0.19)  $  (0.40)
   Net realized gain                                               --        (0.56)       (0.33)       (0.49)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.10)    $  (0.76)    $  (0.66)    $  (0.62)  $  (0.19)  $  (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.66     $  (0.64)    $  (0.25)    $  (0.40)  $   1.58   $   0.50
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.74     $  12.08     $  12.72     $  12.97   $  13.37   $  11.79
====================================================================================================================================
Total return*                                                    6.31%        1.17%        3.20%        1.70%     15.07%      8.33%
Ratio of net expenses to average net assets (a)                  0.90%**      0.90%        0.90%        0.95%      0.90%      0.90%
Ratio of net investment income (loss) to average net assets      0.96%**      1.65%        1.63%        1.92%      2.11%      2.49%
Portfolio turnover rate                                           332%**       230%         295%         383%       288%       175%
Net assets, end of period (in thousands)                     $324,828     $347,586     $378,895     $401,336   $427,190   $185,648
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                      0.95%**      0.96%        1.02%        1.00%      0.98%      0.91%
   Net investment income (loss) to average net assets            0.91%**      1.59%        1.52%        1.92%      2.03%      2.48%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.05%, 0.00%, and 0.00%, respectively.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 37

Notes to Financial Statements | 4/30/17 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open- end management investment company. The Fund's investment objective is to seek total return.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The consolidated financial statements of the Fund include the accounts of the Pioneer Cayman Commodity Fund Ltd. (the Subsidiary). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by Pioneer Investment Management, Inc. (PIM). The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2017, the Subsidiary represented $13,081,385, or approximately 2.13%, of the net assets of the Fund.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the

38 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 39 are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of PIM, the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     At April 30, 2017, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

40 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on purchase prices of debt securities are accreted/amortized into interest income for financial reporting purposes.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2017, was $1,630,000 and is recorded within "Restricted cash" on the Statement of

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 41

     Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended April 30, 2017 was $(3,067,600).

     At April 30, 2017, open futures contracts were as follows:

     --------------------------------------------------------------------------------------------
                                     Number of                                    Unrealized
                                     Contracts      Settlement                    Appreciation/
     Type             Counterparty   Long/(Short)   Month        Value            (Depreciation)
     --------------------------------------------------------------------------------------------
     S & P 500 EMINI  Citibank NA    (128)          6/17         $(15,235,200)    $(117,675)
     U.S. Long Bond   Citibank NA      61           6/17            9,331,094        76,726
     Euro-OAT         Citibank NA     (38)          6/17           (6,204,095)      (34,366)
     EURO-BOBL Bond   Citibank NA     (92)          6/17          (13,218,068)       73,178
     --------------------------------------------------------------------------------------------
     Total                                                       $(25,326,269)    $  (2,137)
     ============================================================================================

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as

42 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended October 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $10,960,038
     Long-term capital gain                                           35,102,428
     ---------------------------------------------------------------------------
          Total                                                      $46,062,466
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  2,399,187
     Capital loss carryforward                                       (17,475,624)
     Net unrealized appreciation                                      22,189,946
     ---------------------------------------------------------------------------
          Total                                                     $  7,113,509
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash-sales, adjustments relating to the mark-to-market of futures contracts, tax basis adjustments on REIT and common stock holdings.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $6,938 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2017.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 43

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indices or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

44 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 45 commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

     The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes

46 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended April 30, 2017, the Fund had no open repurchase agreements.

L.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the six months ended April 30, 2017 was $(899,674). There were no written option contracts outstanding as of April 30, 2017.

M.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 47 premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended April 30, 2017, was $5,986,055. Purchased options open at period end are listed in the Fund's Schedule of Investments.

N.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a

48 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     There were no open credit default swaps contracts at April 30, 2017.

O.   Total Return Swap Agreements

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     The amount of cash deposited by the broker as collateral at April 30, 2017 was $(290,000) and is recorded within "Due to broker" in the Statement of Assets and Liabilities.

     Open total return swap contracts at April 30, 2017 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2017 was $1,401,778.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 49

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2018. Fees waived and expenses reimbursed during the six months ended April 30, 2017 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $60,403 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $1,685
Class C                                                                    1,009
Class R                                                                       45
Class Y                                                                    6,948
--------------------------------------------------------------------------------
  Total                                                                   $9,687
================================================================================

50 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,803 in distribution fees payable to PFD at April 30, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2017, CDSCs in the amount of $6,735 were paid to PFD.

5. Forward Foreign Currency Contracts

During the six months ended April 30, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended April 30, 2017 was $(666,245).

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 51

As of April 30, 2017, outstanding forward foreign currency contracts were as follows:

--------------------------------------------------------------------------------------------------
                                        In
 Currency                   Currency    Exchange                        Settlement    Unrealized
 Sold       Deliver         Purchased   for         Counterparty        Date          Depreciation
--------------------------------------------------------------------------------------------------
 ZAR         (33,000,000)   USD         2,345,243   Bank of New Mellon  6/30/2017     $(95,807)
 JPY        (247,527,434)   USD         2,219,599   Brown Brothers      5/08/2017       (3,068)
                                                    Harriman & Co.
--------------------------------------------------------------------------------------------------
 Total                                                                                $(98,875)
==================================================================================================

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2017, the Fund had no borrowings under the credit facility.

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

52 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2017.

----------------------------------------------------------------------------------------------------------
                          Derivative Assets   Derivatives     Non-Cash       Cash           Net Amount
                          Subject to Master   Available for   Collateral     Collateral     of Derivative
Counterparty              Netting Agreement   Offset          Received (a)   Received (a)   Assets (b)
----------------------------------------------------------------------------------------------------------
Goldman Sachs             $      --           $--             $--            $--            $       --
    International
Citibank NA                  84,500            --              --             --                84,500
Societe Generale SA         395,131            --              --             --               395,131
Bank of New Mellon               --            --              --             --                    --
Brown Brothers                   --            --              --             --                    --
    Harriman & Co.
----------------------------------------------------------------------------------------------------------
    Total                 $ 479,631           $--             $--            $--            $  479,631
==========================================================================================================

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 53

----------------------------------------------------------------------------------------------------------
                       Derivative Liabilities   Derivatives     Non-Cash      Cash          Net Amount
                       Subject to Master        Available for   Collateral    Collateral    of Derivative
Counterparty           Netting Agreement        Offset          Pledged (a)   Pledged (a)   Liabilities (c)
----------------------------------------------------------------------------------------------------------
Goldman Sachs          $ 70,406                 $--             $--           $--           $ 70,406
    International
Citibank NA                  --                  --              --            --                 --
Societe Generale SA          --                  --              --            --                 --
Bank of New Mellon       95,807                  --              --            --             95,807
Brown Brothers            3,068                  --              --            --              3,068
    Harriman & Co.
----------------------------------------------------------------------------------------------------------
Total                  $169,281                 $--             $--           $--           $169,281
==========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

54 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2017 was as follows:

-------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                           Foreign
                               Interest     Credit         Exchange     Equity         Commodity
                               Rate Risk    Risk           Rate Risk    Risk           Risk
-------------------------------------------------------------------------------------------------
Assets
 Unrealized
  appreciation on
  futures contracts*           $149,904     $        --    $      --    $        --    $     --
 Unrealized
  appreciation on
  total return
  swap contracts                     --         479,631           --             --          --
-------------------------------------------------------------------------------------------------
  Total Value                  $149,904     $   479,631    $      --    $        --    $     --
=================================================================================================
Liabilities
 Unrealized
   depreciation on
   futures contracts*          $ 34,366     $        --    $      --    $   117,675    $     --
 Unrealized
   depreciation on
   total return
   swap contracts                    --          70,406           --             --          --
 Unrealized
   depreciation of
   forward foreign
   currency contracts                --              --       98,875             --          --
-------------------------------------------------------------------------------------------------
   Total Value                 $ 34,366     $    70,406    $  98,875    $   117,675    $     --
=================================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1D). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2017 was as follows:

----------------------------------------------------------------------------------------
Statement of Operations
                                                Foreign
                       Interest   Credit        Exchange     Equity         Commodity
                       Rate Risk  Risk          Rate Risk    Risk           Risk
----------------------------------------------------------------------------------------
Net realized gain
(loss) on
  Futures contracts    $593,080   $         --  $ (723,987)  $ (6,830,874)  $ (543,006)
  Written options            --             --   1,615,540        717,545           --
  Swap contracts             --             --          --      5,261,123           --
----------------------------------------------------------------------------------------
   Total Value         $593,080   $         --  $  891,553   $   (852,206)  $ (543,006)
========================================================================================

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 55

-----------------------------------------------------------------------------------------
                                                 Foreign
                         Interest      Credit    Exchange       Equity         Commodity
                         Rate Risk     Risk      Rate Risk      Risk           Risk
-----------------------------------------------------------------------------------------
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts       $115,538      $--       $ (811,717)    $ (117,675)    $82,905
 Swap contracts                --       --               --       (532,613)         --
 Forward foreign               --       --          (98,875)            --          --
  currency contracts**
-----------------------------------------------------------------------------------------
  Total Value            $115,538      $--       $ (910,592)    $ (650,288)    $82,905
=========================================================================================

** Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

56 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which has been submitted to the shareholders of the Fund for their approval.

Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Fund's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it intends to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Fund upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Deloitte & Touche LLP's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 57

Approval of New and Interim Management Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Flexible Opportunities Fund (the Fund) pursuant to an investment management agreement between PIM and the Fund.

PIM is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including PIM, to Amundi (the "Transaction"). Upon the consummation of the transaction, PIM will become an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. The closing of the Transaction is expected to happen in 2017.

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") will terminate automatically upon the consummation of the Transaction. In order for PIM to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund must approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement has been submitted to the shareholders of the Fund for their approval at a meeting to be held on June 13, 2017. If the shareholders of the Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between PIM and the Fund (the "Interim Management Agreement") will take effect upon the closing of the Transaction. The Board of Trustees of the Fund also approved the Interim Management Agreement at the March 6-7, 2017 meeting.

PIM also serves as the investment adviser to Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Trustees also approved new and interim investment management agreements for the Subsidiary (the Subsidiary Management Agreements) at the March 6-7, 2017 meeting.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for PIM, including

58 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

Amundi's plans for integration of Pioneer Investments and PIM with its existing asset management businesses and plans for the future development of PIM; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of PIM's management and key employees, including compensation and benefits to PIM's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of PIM; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of PIM in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of PIM and its pre- and post-Transaction parent companies, profitability analyses from PIM, and analyses from PIM as to possible economies of scale; (iv) the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of PIM's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of PIM's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Fund and by PIM and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 59 background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with PIM; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of PIM; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of PIM; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of PIM and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of PIM would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of PIM with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which PIM could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by PIM would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from PIM the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held

60 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by PIM and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund and the Subsidiary Management Agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund and that are expected to be provided by PIM to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of PIM that are involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer Fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that PIM would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, PIM would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 61

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that PIM may have access to additional research and portfolio management capabilities as a result of the Transaction and that PIM, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of PIM. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of PIM to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of PIM as a direct result of the Transaction, or the risk management, legal or compliance services provided by PIM, with respect to the Fund. They further considered the current incentive arrangements for key personnel of PIM that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by PIM after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with PIM on a regular basis.

62 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

The Trustees discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance and the steps taken by PIM to address the Fund's performance.

The Trustees' regular reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund's management fee, the Fund indirectly pays a management fee with respect to assets invested in the Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays PIM a management fee at the same rate that the Fund pays PIM. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares as of September 30, 2016 was in the first quintile relative to its Morningstar category and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 63

The Trustees reviewed management fees charged by PIM and PIAM to institutional and other clients, including publicly offered European funds sponsored by PIM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and PIM's and PIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with PIM's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, PIM would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with PIM's management of the Fund and PIM's and PIAM's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services to be provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and PIAM from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to

64 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that PIM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, PIM will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for PIM, PIAM and Amundi that derive from PIM's relationships with the Fund, including Amundi's ability to market the services of PIM globally. The Trustees noted that PIM may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of PIM. The Trustees considered that PIM and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by PIM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement, the Interim Management Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement. The Trustees, including the Independent Trustees, also concluded that the Subsidiary Management Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the Subsidiary Management Agreements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 65

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

66 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

                          This page is for your notes.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17 67

                          This page is for your notes.

68 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 24879-06-0617

                         Pioneer Floating
                         Rate Fund

--------------------------------------------------------------------------------
                         Semiannual Report | April 30, 2017
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     FLARX
                         Class C     FLRCX
                         Class K     FLRKX
                         Class Y     FLYRX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          49

Notes to Financial Statements                                                 57

Approval of New and Interim Management Agreements                             71

Trustees, Officers and Service Providers                                      79

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 1

President's Letter

After an overall strong year for leading market indices in 2016, U.S. markets continued to generate positive returns over the first calendar quarter of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. In the first quarter, U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6%, while high-yield securities dominated bond market performance.

The transfer of power in Washington, D.C. in January had little or no effect on the markets in the first quarter, as the post-election momentum we witnessed late in the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts in June. Not even the Federal Reserve System's (the Fed's) highly anticipated rate hike during the month of March, its second in three months, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets.

While U.S. gross domestic product (GDP) did slow in the first quarter, the expectation is for GDP to accelerate in the second quarter, with a strong consumer leading the way. Pioneer believes the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the year. President Trump has proposed decidedly pro-business policies, such as lower taxes, higher infrastructure spending, and less regulation, though we believe the economy may realize the benefits of those policies, if enacted, more so in 2018 than in 2017. Conversely, the effects of the President's potentially restrictive trade policies could offset some of the benefits of the pro-growth fiscal policies.

Even so, we believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. Increasing global Purchasing Manager Indices (PMIs) suggest that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act is another potential concern. The first attempt to repeal/replace it failed, but any new proposed

2 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 legislation will undoubtedly have an effect on the health care sector, one of the largest segments of the U.S. economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 3

Portfolio Management Discussion | 4/30/17

Floating-rate bank loans generated modest, positive results during the six-month period ended April 30, 2017. In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund during the six-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended April 30, 2017?

A Pioneer Floating Rate Fund's Class A shares returned 1.97% at net asset value during the six-month period ended April 30, 2017, while the Fund's benchmark, the Standard & Poor's/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Performing Loan Index (the S&P/LSTA Index) returned 3.11%*. During the same period, the average return of the 231 mutual funds in Lipper's Loan Participating Funds category was 2.72%, and the average return of the 228 mutual funds in Morningstar's Bank Loan Funds category was 2.73%.

Q How would you describe the investment environment for investing in bank loans during the six-month period ended April 30, 2017?

A A strong rally in lower-rated, more credit-sensitive debt in late 2016 lifted the performance of floating-rate bank loans during the period. The victory of Republican Donald J. Trump in the 2016 presidential election and the successful effort of Republicans (GOP) to retain control of both houses of Congress sparked gains in the credit sectors, including bank loans, in November and December 2016, as investors believed the potential enactment of a GOP economic program would spur an acceleration in growth. Over the remainder of the six months, bank loans produced more modest - but still positive - results. Most of the returns tended to come from the interest income generated by loans, rather than from price appreciation. Overall, the fundamentals for the bank-loan asset class were solid during the period. An expanding economy supported the credit-worthiness of loan-based investments, and loans experienced relatively few defaults. Loan prices also received support from the steady demand for bank-loan investments in the face of a relatively modest increase in the supply of new loan issues.

* The Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) was the Fund's benchmark from inception to 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Fund's benchmark is the S&P/LSTA Leveraged Performing Loan Index (the S&P/LSTA Index). Both the Bloomberg Barclays Index and the S&P/LSTA Index provide, or provided broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

4 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Q What factors had the biggest effects on the Fund's benchmark-relative performance during the six-month period ended April 30, 2017?

A Our long-term investment discipline in managing the Fund is to focus on up-in-quality loans that we think can provide more reliable returns for risk-conscious investors. We prefer investing in loans to asset-intensive borrowers, rather than to asset-light borrowers, or to companies vulnerable to rapid changes in technology. This emphasis on holding higher-quality loans in the portfolio was the major reason for the Fund's underperformance relative to the S&P/LSTA Index over the six-month period, as lower-quality loans led the November-December 2016 rally. In particular, CCC-rated loans gained ground during that time frame, while we maintained our preference for holding higher-quality loans backed by revenues of financially stable borrowers, as we underweighted the portfolio in both B-rated and CCC-rated loans. At the end of the six-month period, less than 2% of the Fund's total investment portfolio was invested in loans rated CCC or lower, while roughly half of the total investment portfolio was held in debt rated BB or higher.

     With regard to individual Fund holdings, positive contributors to benchmark-relative performance during the period included loans of Dixie Electric, which provides electrical services to oil-field services operations and other industries; Accudyne Industries, which produces pumps, compressors and other equipment for large-scale industrial operations; and Quorum Health, an operator of a chain of rural hospitals. Disappointing Fund holdings that detracted from benchmark-relative returns during the period included loans to Concordia Healthcare, a diversified pharmaceutical company that experienced softer earnings in the United States and the United Kingdom; pet-oriented retailer PetSmart, which was affected by increased competition from online sellers; and textbook publisher Cengage Learning, which felt the effects of an industry-wide softening of demand.

Q Did the Fund invest in any derivative securities during the six-month period ended April 30, 2017? If so, did the investments have any material impact on benchmark-relative performance?

A The Fund did have small positions in both high-yield and investment-grade credit default swaps during the period, to provide liquidity to the portfolio, as the swaps are highly liquid and can be traded easily. The investments had a minor, negative influence on the Fund's benchmark-relative results.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 5

Q What factors affected the Fund's yield, or distributions to shareholders, during the six-month period ended April 30, 2017?

A Over the six months, the Fund's yield distributions declined slightly, due to loan refinancing activity, as borrowers took advantage of currently low interest rates to refinance their debt into lower-cost loans.

     While the U.S. Federal Reserve (the Fed) hiked the influential Federal funds rate twice during the six months, the effects of the rate hikes have not yet been reflected in rising yields for bank loans. However, the Fed has signaled that further interest-rate increases should be expected this year, and we think it likely that we will begin seeing the benefits of the rate increases in the bank-loan market.

Q    What is your investment outlook?

A We have a positive outlook with regard to opportunities for investing in bank loans. We think the overall domestic economy should strengthen in 2017, with gross domestic product (GDP) growing at a 2% annual pace, or higher. We think the disappointing GDP pace of 0.7% in the first quarter of this year was an anomaly. We also expect to see persistently strong investor demand for bank loans as the Fed continues to raise the Federal funds rate.

     We continue to believe that bank loans can create solid opportunities for income-oriented investors, despite recent increases in loan prices, which have resulted in more than three-quarters of the loans in the S&P/LSTA Index selling at above par (face value). Repricings remain a concern, however, as issuers continue to call away their older, higher-coupon loans and refinance them into lower cost loans.

     The credit quality of the loan asset class is good, as default rates remain well below historical averages. We think overall default rates should stay relatively low, although we anticipate there may be some defaults in the retail sector, as online sellers continue to take business from traditional "brick and mortar" retailers.

     We continue to overweight the Fund in loans to companies in asset-intensive industries such as building materials and industrial equipment, while de-emphasizing loans to retailers and technology companies. As noted earlier, retailers continue to lose market share to online sellers, while technology firms remain vulnerable to fast-moving industry changes. We believe our preference for owning higher-quality loans and overweighting loans in asset-intensive industries has the Fund well positioned in the present environment. Meanwhile, we believe rising short-term interest rates improve the potential for dividend** income from bank loans to increase.

**   Dividends are not guaranteed.

6 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Please refer to the Schedule of Investments on pages 16-48 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 7

Portfolio Summary | 4/30/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                       78.6%
U.S. Government Securities                                                 12.0%
U.S. Corporate Bonds                                                        4.1%
International Corporate Bonds                                               1.9%
Collateralized Mortgage Obligations                                         1.1%
Mutual Funds                                                                0.9%
U.S. Common Stocks                                                          0.6%
Temporary Cash Investment                                                   0.6%
Asset Backed Securities                                                     0.2%
Municipal Bonds                                                             0.0%+
U.S. Preferred Stock                                                        0.0%+

+    Amount rounds to less than 0.1%.

* Includes investments in insurance-linked securities totaling 1.6% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1. U.S. Treasury Note, Floating Rate Note, 4/30/18                                         3.66%
-------------------------------------------------------------------------------------------------
 2. U.S. Treasury Bill, 5/4/17                                                              2.51
-------------------------------------------------------------------------------------------------
 3. U.S. Treasury Bill, 5/11/17                                                             1.90
-------------------------------------------------------------------------------------------------
 4. U.S. Treasury Note, Floating Rate Note, 1/31/18                                         1.67
-------------------------------------------------------------------------------------------------
 5. U.S. Treasury Bill, 5/18/17                                                             1.43
-------------------------------------------------------------------------------------------------
 6. U.S. Treasury Note, Floating Rate Note, 10/31/17                                        0.91
-------------------------------------------------------------------------------------------------
 7. Charter Communications Operating LLC, Term F-1 Loan, 1/3/21                             0.64
-------------------------------------------------------------------------------------------------
 8. Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, 3/13/22    0.49
-------------------------------------------------------------------------------------------------
 9. Scientific Games International, Inc., Initial Term B-3 Loan, 10/1/21                    0.45
-------------------------------------------------------------------------------------------------
10. Air Canada, Term Loan, 9/23/23                                                          0.45
-------------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Prices and Distributions | 4/30/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       4/30/17                       10/31/16
--------------------------------------------------------------------------------
           A                          $6.80                          $6.79
--------------------------------------------------------------------------------
           C                          $6.81                          $6.79
--------------------------------------------------------------------------------
           K                          $6.80                          $6.79
--------------------------------------------------------------------------------
           Y                          $6.82                          $6.81
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16-4/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment             Short-Term       Long-Term
         Class            Income              Capital Gains    Capital Gains
--------------------------------------------------------------------------------
           A             $0.1231                 $--               $--
--------------------------------------------------------------------------------
           C             $0.0968                 $--               $--
--------------------------------------------------------------------------------
           K             $0.1339                 $--               $--
--------------------------------------------------------------------------------
           Y             $0.1341                 $--               $--
--------------------------------------------------------------------------------

The Bloomberg Barclays High Yield Loans Performing Index was an unmanaged index that provided broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan had to be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+1.25%. This index ceased to exist on September 30, 2016. The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016, the day after the Bloomberg Barclays High Yield Loans Performing Index ceased. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 9

Performance Update | 4/30/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to those of the Bloomberg Barclays High Yield Loans Performing Index and the S&P/LSTA Leveraged Performing Loan Index. The Bloomberg Barclays High Yield Loans Performing Index was the Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016.

Cumulative Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                 Net         Public       Pioneer
                 Asset       Offering     Floating Rate
                 Value       Price        Fund Linked
Period           (NAV)       (POP)        Benchmark**
--------------------------------------------------------------------------------
10 years         3.58%       3.10%        4.54%
5 years          3.51        2.57         4.71
1 year           5.18        0.39         8.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


            Pioneer Floating  S&P/LSTA Leveraged      Bloomberg Barclays High
            Rate Fund         Performing Loan Index   Yield Loans Performing Index
4/07        $ 9,550           $10,000                 $10,000
4/08        $ 9,306           $ 9,724                 $ 9,777
4/09        $ 8,361           $ 8,490                 $ 8,549
4/10        $10,348           $11,369                 $11,288
4/11        $11,005           $12,201                 $12,061
4/12        $11,417           $12,555                 $12,385
4/13        $12,143           $13,551                 $13,370
4/14        $12,459           $14,066                 $13,857
4/15        $12,768           $14,607                 $14,370
4/16        $12,896           $14,676                 $14,425
4/17        $13,564           $15,879                 $14,999

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) was the Fund's benchmark from inception to 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Fund's benchmark is the Standard & Poor's (S&P)/Loan Syndications Trading Association (LSTA) Leveraged Performing Loan Index. Both the Bloomberg Barclays Index and the S&P/LSTA Leveraged Performing Loan Index provide, or provided broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

10 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Performance Update | 4/30/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to those of the Bloomberg Barclays High Yield Loans Performing Index and the S&P/LSTA Leveraged Performing Loan Index. The Bloomberg Barclays High Yield Loans Performing Index was the Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016.

Cumulative Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                                          Pioneer
                                          Floating Rate
                 If          If           Fund Linked
Period           Held        Redeemed     Benchmark**
--------------------------------------------------------------------------------
10 years         2.78%       2.78%        4.54%
5 years          2.78        2.78         4.71
1 year           4.39        4.39         8.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


            Pioneer Floating  S&P/LSTA Leveraged      Bloomberg Barclays High
            Rate Fund         Performing Loan Index   Yield Loans Performing Index
4/07        $10,000           $10,000                 $10,000
4/08        $ 9,661           $ 9,724                 $ 9,777
4/09        $ 8,614           $ 8,490                 $ 8,549
4/10        $10,582           $11,369                 $11,288
4/11        $11,159           $12,201                 $12,061
4/12        $11,472           $12,555                 $12,385
4/13        $12,128           $13,551                 $13,370
4/14        $12,351           $14,066                 $13,857
4/15        $12,566           $14,607                 $14,370
4/16        $12,604           $14,676                 $14,425
4/17        $13,157           $15,879                 $14,999

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) was the Fund's benchmark from inception to 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Fund's benchmark is the Standard & Poor's (S&P)/Loan Syndications Trading Association (LSTA) Leveraged Performing Loan Index. Both the Bloomberg Barclays Index and the S&P/LSTA Leveraged Performing Loan Index provide, or provided broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 11

Performance Update | 4/30/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Floating Rate Fund during the periods shown, compared to those of the Bloomberg Barclays High Yield Loans Performing Index and the S&P/LSTA Leveraged Performing Loan Index. The Bloomberg Barclays High Yield Loans Performing Index was the Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016.

Cumulative Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                 Net         Pioneer
                 Asset       Floating Rate
                 Value       Fund Linked
Period           (NAV)       Benchmark**
--------------------------------------------------------------------------------
10 years         3.71%       4.54%
5 years          3.77        4.71
1 year           5.51        8.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment


            Pioneer Floating  S&P/LSTA Leveraged      Bloomberg Barclays High
            Rate Fund         Performing Loan Index   Yield Loans Performing Index
4/07        $5,000,000        $5,000,000              $5,000,000
4/08        $4,874,991        $4,861,989              $4,888,605
4/09        $4,380,075        $4,245,014              $4,274,347
4/10        $5,420,866        $5,684,509              $5,643,778
4/11        $5,764,983        $6,100,615              $6,030,302
4/12        $5,980,568        $6,277,456              $6,192,427
4/13        $6,361,074        $6,775,319              $6,685,205
4/14        $6,540,462        $7,032,819              $6,928,385
4/15        $6,736,503        $7,303,460              $7,185,005
4/16        $6,820,990        $7,337,784              $7,212,357
4/17        $7,196,855        $7,939,474              $7,499,678

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 10, 2013, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 10, 2013, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) was the Fund's benchmark from inception to 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Fund's benchmark is the Standard & Poor's (S&P)/Loan Syndications Trading Association (LSTA) Leveraged Performing Loan Index. Both the Bloomberg Barclays Index and the S&P/LSTA Leveraged Performing Loan Index provide, or provided broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

12 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Performance Update | 4/30/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to those of the Bloomberg Barclays High Yield Loans Performing Index and the S&P/LSTA Leveraged Performing Loan Index. The Bloomberg Barclays High Yield Loans Performing Index was the Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016.

Cumulative Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                 Net         Pioneer
                 Asset       Floating Rate
                 Value       Fund Linked
Period           (NAV)       Benchmark**
--------------------------------------------------------------------------------
10 years         3.85%       4.54%
5 years          3.90        4.71
1 year           5.51        8.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                 Gross       Net
--------------------------------------------------------------------------------
                 0.82%       0.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment


            Pioneer Floating  S&P/LSTA Leveraged      Bloomberg Barclays High
            Rate Fund         Performing Loan Index   Yield Loans Performing Index
4/07        $5,000,000        $5,000,000              $5,000,000
4/08        $4,877,659        $4,861,989              $4,888,605
4/09        $4,382,979        $4,245,014              $4,274,347
4/10        $5,442,217        $5,684,509              $5,643,778
4/11        $5,799,971        $6,100,615              $6,030,302
4/12        $6,024,212        $6,277,456              $6,192,427
4/13        $6,440,484        $6,775,319              $6,685,205
4/14        $6,630,394        $7,032,819              $6,928,385
4/15        $6,818,004        $7,303,460              $7,185,005
4/16        $6,914,358        $7,337,784              $7,212,357
4/17        $7,295,330        $7,939,474              $7,499,678

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2018, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) was the Fund's benchmark from inception to 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Fund's benchmark is the Standard & Poor's (S&P)/Loan Syndications Trading Association (LSTA) Leveraged Performing Loan Index. Both the Bloomberg Barclays Index and the S&P/LSTA Leveraged Performing Loan Index provide, or provided broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2016, through April 30, 2017.

--------------------------------------------------------------------------------
Share Class                        A             C            K            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 11/1/16
--------------------------------------------------------------------------------
Ending Account                 $1,019.70     $1,017.30    $1,021.40    $1,021.30
Value (after expenses)
on 4/30/17
--------------------------------------------------------------------------------
Expenses Paid                  $    5.21     $    8.95    $    3.46    $    3.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, 1.79%, 0.69%, and 0.70% for Class A, Class C, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

14 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2016, through April 30, 2017.

--------------------------------------------------------------------------------
Share Class                        A             C            K            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 11/1/16
--------------------------------------------------------------------------------
Ending Account                 $1,019.64     $1,015.92    $1,021.37    $1,021.32
Value (after expenses)
on 4/30/17
--------------------------------------------------------------------------------
Expenses Paid                  $    5.21     $    8.95    $    3.46    $    3.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, 1.79%, 0.69%, and 0.70% for Class A, Class C, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 15

Schedule of Investments | 4/30/17 (unaudited)

------------------------------------------------------------------------------------------------------
                 Floating
Shares           Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            PREFERRED STOCK -- 0.0%+
                            DIVERSIFIED FINANCIALS -- 0.0%+
                            Consumer Finance -- 0.0%+
        10,902    6.82      GMAC Capital Trust I, Floating Rate Note, 2/15/40          $       277,565
------------------------------------------------------------------------------------------------------
                            TOTAL PREFERRED STOCK
                            (Cost $286,178)                                            $       277,565
------------------------------------------------------------------------------------------------------
                            COMMON STOCKS -- 0.0%+
                            COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                            Diversified Support Services -- 0.0%+
            32              IAP Worldwide Services, Inc.                               $        42,996
                                                                                       ---------------
                            Total Commercial Services & Supplies                       $        42,996
------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.0%+
                            Education Services -- 0.0%+
        26,266              Cengage Learning Holdings II, Inc.                         $       275,793
                                                                                       ---------------
                            Total Consumer Services                                    $       275,793
------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.0%+
                            Computer & Electronics Retail -- 0.0%+
        54,675              Targus Cayman SubCo., Ltd. (g)                             $        53,035
                                                                                       ---------------
                            Total Retailing                                            $        53,035
------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost $1,219,826)                                          $       371,824
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------------

                            ASSET BACKED SECURITIES -- 0.3%
                            BANKS -- 0.3%
                            Thrifts & Mortgage Finance -- 0.3%
     1,000,000    4.29      Home Partners of America 2016-1 Trust, Floating
                            Rate Note, 3/18/33 (144A)                                  $     1,010,784
     1,500,000    4.77      Home Partners of America 2016-2 Trust, Floating
                            Rate Note, 10/17/33 (144A)                                       1,521,812
                                                                                       ---------------
                                                                                       $     2,532,596
                                                                                       ---------------
                            Total Banks                                                $     2,532,596
------------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $2,463,885)                                          $     2,532,596
------------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS -- 1.2%
                            BANKS -- 1.2%
                            Thrifts & Mortgage Finance -- 1.2%
     1,000,000    4.61      Avery Point II CLO, Ltd., Floating Rate Note,
                            7/17/25 (144A)                                             $       992,426

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance (continued)
     1,000,000    2.93      BHMS 2014-ATLS Mortgage Trust REMICS,
                            Floating Rate Note, 7/8/33 (144A)                          $       985,551
       700,000    4.78      Carlyle US CLO 2016-4, Ltd., Floating Rate
                            Note, 10/20/27 (144A)                                              711,187
     1,000,000    3.49      CDGJ Commercial Mortgage Trust 2014-BXCH, Floating
                            Rate Note, 12/15/27 (144A)                                       1,005,230
     1,000,000    4.29      Citigroup Commercial Mortgage Trust 2015-SHP2,
                            Floating Rate Note, 7/15/27 (144A)                               1,007,228
     1,400,000    4.99      COMM 2014-FL5 Mortgage Trust REMICS, Floating
                            Rate Note, 10/15/31 (144A)                                       1,294,663
     1,500,000    4.44      EQTY 2014-INNS Mortgage Trust, Floating Rate
                            Note, 5/8/31 (144A)                                              1,503,634
       320,841    2.48      FORT CRE 2016-1 LLC, Floating Rate Note,
                            5/21/36 (144A)                                                     321,065
     2,000,000    4.89      GS Mortgage Securities Trust 2014-GSFL, Floating
                            Rate Note, 7/15/31 (144A)                                        1,999,108
                                                                                       ---------------
                                                                                       $     9,820,092
                                                                                       ---------------
                            Total Banks                                                $     9,820,092
------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.0%+
                            Other Diversified Financial Services -- 0.0%+
       252,101    4.98      Velocity Commercial Capital Loan Trust 2011-1,
                            Floating Rate Note, 8/25/40 (144A)                         $       265,503
                                                                                       ---------------
                            Total Diversified Financials                               $       265,503
------------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $9,881,976)                                          $    10,085,595
------------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 6.5%
                            ENERGY -- 0.7%
                            Oil & Gas Exploration & Production -- 0.3%
     1,000,000              Gulfport Energy Corp., 6.625%, 5/1/23                      $     1,012,500
     1,000,000              Oasis Petroleum, Inc., 6.875%, 3/15/22                           1,012,500
       800,000              WPX Energy, Inc., 7.5%, 8/1/20                                     848,000
                                                                                       ---------------
                                                                                       $     2,873,000
------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 0.4%
     1,400,000    7.29      Golar LNG Partners LP, Floating Rate Note, 5/15/21         $     1,403,520
     1,405,000              NuStar Logistics LP, 6.75%, 2/1/21                               1,522,669
                                                                                       ---------------
                                                                                       $     2,926,189
                                                                                       ---------------
                            Total Energy                                               $     5,799,189
------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.4%
                            Metal & Glass Containers -- 0.3%
     1,000,000              Ardagh Group, 3.876%, 5/15/21                              $     1,021,250
     1,150,000    4.52      Reynolds Group Issuer, Inc., Floating Rate Note,
                            7/15/21 (144A)                                                   1,175,875
                                                                                       ---------------
                                                                                       $     2,197,125
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------

                            Aluminum -- 0.1%
       350,000              Constellium NV, 7.875%, 4/1/21 (144A)                      $       377,615
------------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 0.0%+
       376,000              Rain Cii Carbon LLC/CII, 7.25%, 4/1/25 (144A)              $       376,940
------------------------------------------------------------------------------------------------------
                            Paper Products -- 0.0%+
       183,000              Resolute Forest Products, Inc., 5.875%, 5/15/23            $       174,308
                                                                                       ---------------
                            Total Materials                                            $     3,125,988
------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.1%
                            Construction & Engineering -- 0.1%
       750,000              MasTec, Inc., 4.875%, 3/15/23                              $       750,000
                                                                                       ---------------
                            Total Capital Goods                                        $       750,000
------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.1%
                            Airlines -- 0.1%
       500,000              Air Canada 2013-1 Class C Pass Through Trust,
                            6.625%, 5/15/18 (144A)                                     $       517,500
       360,000              Air Canada, 5.00%, 3/15/20 (144A)                                  367,200
                                                                                       ---------------
                                                                                       $       884,700
                                                                                       ---------------
                            Total Transportation                                       $       884,700
------------------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 0.1%
                            Auto Parts & Equipment -- 0.1%
     1,000,000              International Automotive Components Group SA,
                            9.125%, 6/1/18 (144A)                                      $       972,500
                                                                                       ---------------
                            Total Automobiles & Components                             $       972,500
------------------------------------------------------------------------------------------------------
                            MEDIA -- 0.2%
                            Advertising -- 0.0%+
       370,000              MDC Partners, Inc., 6.5%, 5/1/24 (144A)                    $       360,750
------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 0.2%
     1,250,000              Hughes Satellite Systems Corp., 5.25%,
                            8/1/26 (144A)                                              $     1,271,875
                                                                                       ---------------
                            Total Media                                                $     1,632,625
------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.4%
                            Internet Retail -- 0.4%
     1,500,000              Expedia, Inc., 4.5%, 8/15/24                               $     1,577,355
     1,500,000              The Priceline Group, Inc., 3.6%, 6/1/26                          1,509,992
                                                                                       ---------------
                                                                                       $     3,087,347
                                                                                       ---------------
                            Total Retailing                                            $     3,087,347
------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 0.1%
                            Distillers & Vintners -- 0.1%
       475,000              Pernod Ricard SA, 3.25%, 6/8/26 (144A)                     $       473,230
       359,000              Pernod Ricard SA, 4.45%, 1/15/22 (144A)                            386,220
                                                                                       ---------------
                                                                                       $       859,450
                                                                                       ---------------
                            Total Food, Beverage & Tobacco                             $       859,450
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                            Health Care Services -- 0.1%
     1,000,000              Universal Hospital Services, Inc., 7.625%, 8/15/20         $     1,013,750
------------------------------------------------------------------------------------------------------
                            Health Care Facilities -- 0.5%
       300,000              CHS/Community Health Systems, 6.25%, 3/31/23               $       305,250
     1,500,000              CHS, 6.875%, 2/1/22                                              1,241,250
     2,000,000              HCA, Inc., 5.375%, 2/1/25                                        2,082,500
       510,000              RegionalCare Hospital Partners Holdings, Inc.,
                            8.25%, 5/1/23 (144A)                                               542,576
                                                                                       ---------------
                                                                                       $     4,171,576
------------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.2%
     1,000,000              Centene Corp., 5.625%, 2/15/21                             $     1,051,250
     1,000,000              Molina Healthcare, Inc., 5.375%, 11/15/22                        1,045,000
                                                                                       ---------------
                                                                                       $     2,096,250
                                                                                       ---------------
                            Total Health Care Equipment & Services                     $     7,281,576
------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.2%
                            Pharmaceuticals -- 0.2%
     1,500,000              Endo Finance LLC, 5.75%, 1/15/22 (144A)                    $     1,387,500
                                                                                       ---------------
                            Total Pharmaceuticals, Biotechnology &
                            Life Sciences                                              $     1,387,500
------------------------------------------------------------------------------------------------------
                            BANKS -- 0.5%
                            Diversified Banks -- 0.5%
     1,000,000    6.30      Bank of America Corp., Floating Rate Note (Perpetual)      $     1,101,250
     1,550,000    7.62      BNP Paribas SA, Floating Rate Note (Perpetual) (144A)            1,683,765
       180,000    6.25      Citigroup, Inc., Floating Rate Note (Perpetual)                    195,975
     1,000,000    5.90      Citigroup, Inc., Floating Rate Note (Perpetual)                  1,050,000
                                                                                       ---------------
                                                                                       $     4,030,990
                                                                                       ---------------
                            Total Banks                                                $     4,030,990
------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.4%
                            Specialized Finance -- 0.1%
       615,000              Nationstar Mortgage LLC, 6.5%, 8/1/18                      $       621,150
------------------------------------------------------------------------------------------------------
                            Consumer Finance -- 0.1%
     1,000,000    5.55      Capital One Financial Corp., Floating Rate
                            Note (Perpetual)                                           $     1,040,000
------------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.2%
     1,500,000    2.70      The Goldman Sachs Group, Inc., Floating Rate
                            Note, 2/25/21                                              $     1,554,090
------------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 0.0%+
       250,000    5.51      Galilei Re, Ltd., Floating Rate Note, 1/8/21
                            (Cat Bond) (144A)                                          $       249,875
                                                                                       ---------------
                            Total Diversified Financials                               $     3,465,115
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 19

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            INSURANCE -- 1.6%
                            Reinsurance -- 1.6%
       500,000    6.13      Alamo Re, Ltd., Floating Rate Note, 6/7/18
                            (Cat Bond) (144A)                                          $       514,250
       500,000    4.34      Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                            (Cat Bond) (144A)                                                  507,400
       600,000              Berwick 2016-1 Segregated Account (Artex SAC
                            Ltd.), Variable Rate Notes, 2/1/18 (e)(f)                           28,500
       600,000              Carnoustie 2016-N, Segregated Account (Artex
                            SAC Ltd.), Variable Rate Notes, 11/30/20 (e)(f)                     64,920
       600,000              Carnoustie Segregated Account (Artex SAC Ltd),
                            Variable Rate Notes, 11/30/21 (e)(f)                               607,620
       300,000    6.34      Galilei Re, Ltd., Floating Rate Note, 1/8/20
                            (Cat Bond) (144A)                                                  299,940
       400,000    5.48      Galilei Re, Ltd., Floating Rate Note, 1/8/20
                            (Cat Bond) (144A)                                                  398,920
       300,000    7.34      Galilei Re, Ltd., Floating Rate Note, 1/8/20
                            (Cat Bond) (144A)                                                  299,430
       600,000    7.26      Galilei Re, Ltd., Floating Rate Note, 1/8/21
                            (Cat Bond) (144A)                                                  599,880
       300,000    6.26      Galilei Re, Ltd., Floating Rate Note, 1/8/21
                            (Cat Bond) (144A)                                                  300,360
       350,000              Gleneagles Segregated Account (Artex SAC Ltd),
                            Variable Rate Notes, 11/30/20 (e)(f)                                58,870
       600,000              Gullane Segregated Account (Artex SAC Ltd), Variable
                            Rate Notes, 11/30/21 (e)(f)                                        610,260
       600,000              Gullane Segregated Account (Artex SAC Ltd.), Variable
                            Rate Note 11/30/20 (e)(f)                                           25,140
       500,000    7.25      Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                            (Cat Bond) (144A)                                                  510,050
       250,000    9.41      Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                            (Cat Bond) (144A)                                                  252,425
       600,000    0.00      Kilimanjaro Re, Ltd., Floating Rate Note, 4/20/21
                            (Cat Bond) (144A)                                                  604,680
       650,000    5.50      Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                            (Cat Bond) (144A)                                                  654,810
       250,000    0.00      Limestone Re, Ltd., Floating Rate Note, 8/31/21
                            (Cat Bond)                                                         251,775
       250,000              Madison Re, Variable Rate Notes, 3/31/19 (e)(f)                    277,725
       600,000              Pangaea 2017-1, Variable Rate Notes, 11/30/21 (e)(f)               616,500
       600,000              Pangaea Re, Variable Rate Notes, 2/1/20 (e)(f)                      83,400
       500,000    4.81      PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                            (Cat Bond) (144A)                                                  501,450
       700,000              Pinehurst Segregated Account (Artex SAC Ltd),
                            Variable Rate Notes, 1/16/18 (e)(f)                                672,910
       250,000              Port Rush RE, Variable Rate Notes, 6/15/17 (e)(f)                   57,075
       250,000    6.22      Queen Street IX Re DAC, Floating Rate Note, 6/8/17
                            (Cat Bond) (144A)                                                  250,175

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Reinsurance (continued)
       250,000    9.97      Residential Reinsurance 2013, Ltd., Floating
                            Rate Note, 6/6/17 (Cat Bond) (144A)                        $       250,625
       250,000    7.60      Residential Reinsurance 2015, Ltd., Floating
                            Rate Note, 12/6/19 (Cat Bond) (144A)                               257,100
       350,000    3.50      Residential Reinsurance 2016, Ltd., Floating
                            Rate Note, 12/6/23 (Cat Bond) (144A)                               340,235
       500,000    4.50      Resilience Re, Ltd., Variable Rate Notes, 1/9/19 (e)(f)            500,000
       350,000              Resilience Re, Ltd., Variable Rate Notes, 4/7/17 (e)(f)              7,035
       300,000              Resilience Re, Ltd., Variable Rate Notes, 4/7/18 (e)(f)            271,680
       300,000              Resilience Re, Ltd., Variable Rate Notes, 6/12/17 (e)(f)           300,540
       300,000    4.10      Sanders Re, Ltd., Floating Rate Note, 12/6/21
                            (Cat Bond) (144A)                                                  300,000
       500,000    4.25      Sanders Re, Ltd., Floating Rate Note, 5/5/17
                            (Cat Bond) (144A)                                                  499,500
       500,000    3.97      Sanders Re, Ltd., Floating Rate Note, 6/7/17
                            (Cat Bond) (144A)                                                  500,250
       600,000              St. Andrews Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 2/1/18 (e)(f)                                  84,360
       600,000              St. Andrews Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 2/1/19 (e)(f)                                 611,400
       800,000              St. Andrews Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 6/1/19 (e)(f)                                 800,640
       500,000              Sunningdale Segregated Account (Artex SAC Ltd),
                            Variable Rate Notes, 1/16/18 (e)(f)                                462,550
                                                                                       ---------------
                                                                                       $    14,234,380
                                                                                       ---------------
                            Total Insurance                                            $    14,234,380
------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.1%
                            Internet Software & Services -- 0.1%
     1,295,000              j2 Cloud Services LLC, 8.0%, 8/1/20                        $     1,335,469
                                                                                       ---------------
                            Total Software & Services                                  $     1,335,469
------------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.1%
                            Semiconductors -- 0.1%
       750,000              Micron Technology, Inc., 5.25%, 8/1/23 (144A)              $       776,250
                                                                                       ---------------
                            Total Semiconductors & Semiconductor Equipment             $       776,250
------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.5%
                            Integrated Telecommunication Services -- 0.4%
     1,250,000              CenturyLink, Inc., 6.45%, 6/15/21                          $     1,350,000
     2,100,000              Frontier Communications Corp., 8.5%, 4/15/20                     2,233,875
                                                                                       ---------------
                                                                                       $     3,583,875
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 21

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 0.1%
       500,000              Intelsat Jackson Holdings SA, 8.0%, 2/15/24 (144A)         $       537,500
                                                                                       ---------------
                            Total Telecommunication Services                           $     4,121,375
------------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.2%
                            Gas Utilities -- 0.0%+
       250,000              Ferrellgas LP, 6.5%, 5/1/21                                $       240,625
------------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy
                            Traders -- 0.2%
     1,650,000              NRG Energy, Inc., 6.25%, 7/15/22                           $     1,681,036
                                                                                       ---------------
                            Total Utilities                                            $     1,921,661
------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $53,864,277)                                         $    55,666,115
------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- 12.6%
    17,050,000              U.S. Treasury Bill, 5/11/17 (c)                            $    17,046,863
    12,845,000              U.S. Treasury Bill, 5/18/17 (c)                                 12,840,877
    22,500,000              U.S. Treasury Bill, 5/4/17 (c)                                  22,498,808
    15,000,000    1.09      U.S. Treasury Note, Floating Rate Note, 1/31/18                 15,031,575
     8,200,000    0.99      U.S. Treasury Note, Floating Rate Note, 10/31/17                 8,208,364
    32,815,000    1.01      U.S. Treasury Note, Floating Rate Note, 4/30/18                 32,873,538
                                                                                       ---------------
                                                                                       $   108,500,025
------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $108,457,734)                                        $   108,500,025
------------------------------------------------------------------------------------------------------
                            MUNICIPAL BOND -- 0.1%
                            Municipal Development -- 0.1%
       500,000    0.87      Mississippi Business Finance Corp., Floating
                            Rate Note, 12/1/30                                         $       500,000
------------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BOND
                            (Cost $500,000)                                            $       500,000
------------------------------------------------------------------------------------------------------
                            SENIOR FLOATING RATE LOAN
                            INTERESTS -- 82.8%**
                            ENERGY -- 1.8%
                            Oil & Gas Drilling -- 0.4%
     1,000,000    7.00      Gavilan Resources LLC, Initial Term Loan (Second
                            Lien), 2/23/24                                             $       997,800
     2,250,000    7.50      Jonah Energy LLC, Term Loan (Second Lien),
                            5/8/21                                                           2,145,938
                                                                                       ---------------
                                                                                       $     3,143,738
------------------------------------------------------------------------------------------------------
                            Oil & Gas Equipment & Services -- 0.1%
     1,644,750    5.80      FR Dixie Acquisition Corp., Term Loan, 1/23/21             $     1,208,891
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Integrated Oil & Gas -- 0.3%
     2,476,229    5.41      ExGen Renewables I LLC, Term Loan, 2/5/21                  $     2,490,933
------------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.3%
       750,000   11.38      California Resources Corp., Term Loan, 12/31/21            $       823,125
     1,850,000    8.55      Chesapeake Energy Corp., Class A Loan, 8/17/21                   2,001,854
       250,000    4.60      MEG Energy Corp., Initial Term Loan, 12/31/23                      250,684
                                                                                       ---------------
                                                                                       $     3,075,663
------------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.2%
       924,399    2.99      Pilot Travel Centers LLC, Initial Tranche B Term
                            Loan, 5/25/23                                              $       931,718
       867,788    5.25      Western Refining, Inc., Term Loan 2013, 11/12/20                   870,500
                                                                                       ---------------
                                                                                       $     1,802,218
------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 0.5%
     1,750,000    3.73      Energy Transfer Equity LP, Loan, 2/2/24                    $     1,755,000
     2,242,730    6.25      Gulf Finance LLC, Tranche B Term Loan, 8/17/23                   2,245,533
                                                                                       ---------------
                                                                                       $     4,000,533
                                                                                       ---------------
                            Total Energy                                               $    15,721,976
------------------------------------------------------------------------------------------------------
                            MATERIALS -- 8.1%
                            Commodity Chemicals -- 0.3%
     2,669,198    4.65      Tronox Pigments Holland BV, New Term Loan, 3/19/20         $     2,686,526
------------------------------------------------------------------------------------------------------
                            Diversified Chemicals -- 0.8%
     1,729,304    5.40      Azelis Finance SA, Dollar Term Loan (First
                            Lien), 12/1/22                                             $     1,748,038
       997,500    3.73      Ineos US Finance LLC, USD Term Loan B, 3/31/24                   1,004,826
       342,288    4.15      Orion Engineered Carbons GmbH (OEC Finance
                            US LLC) Initial Dollar Term Loan, 7/25/21                          343,928
     1,417,765    5.15      Plaskolite, Inc., Term Loan (First Lien), 11/2/22                1,428,398
     1,975,410    3.94      Tata Chemicals North America, Inc., Term
                            Loan, 8/7/20                                                     1,984,052
       324,222    3.49      The Chemours Co., Tranche B-1 US Term
                            Loan, 5/12/22                                                      326,401
                                                                                       ---------------
                                                                                       $     6,835,643
------------------------------------------------------------------------------------------------------
                            Fertilizers & Agricultural Chemicals -- 0.1%
       982,500    4.48      Methanol Holdings Trinidad, Ltd., Initial Term
                            Loan, 6/2/22                                               $       982,795
------------------------------------------------------------------------------------------------------
                            Specialty Chemicals -- 2.2%
     2,440,558    4.41      Allnex (Luxembourg) & Cy S.C.A. (f/k/a AI
                            Chem & Cy S.C.A.), Tranche B-2 Term Loan, 6/6/23           $     2,446,659
     1,838,691    4.41      Allnex (Luxembourg) & Cy S.C.A. (f/k/a AI
                            Chem & Cy S.C.A.), Tranche B-3 Term Loan, 6/6/23                 1,843,288
     2,238,323    3.65      Axalta Coating Systems US Holdings, Inc.,
                            Term B-1 Dollar Loan, 2/1/20                                     2,263,511
       166,731    3.54      Ferro Corp., U.S. Dollar Term Loan, 2/8/24                         168,190

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 23

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Specialty Chemicals (continued)
       767,250    4.40      GCP Applied Technologies, Inc., New Term
                            Loan, 2/3/22                                               $       774,443
       226,351    3.99      Huntsman International LLC, 2015 Extended
                            Term B Dollar Loan, 4/19/19                                        227,577
       169,796    4.40      Kloeckner Pentaplast of America, Inc., Initial
                            German Borrower Dollar Term Loan, 4/28/20                          171,473
       397,323    4.40      Kloeckner Pentaplast of America, Inc., Initial U.S.
                            Dollar Term Loan, 4/28/20                                          401,247
     3,410,728    4.00      MacDermid, Inc. (Platform Specialty Products
                            Corp.), Tranche B-6 Term Loan, 6/7/23                            3,434,603
     2,942,580    5.25      OMNOVA Solutions, Inc., Term B-2 Loan, 8/17/23                   2,983,041
     1,095,677    3.28      PolyOne Corp., Term B-2 Loan, 11/12/22                           1,107,319
     1,884,478    5.25      PQ Corp., First Amendment Tranche B-1 Term
                            Loan, 11/4/22                                                    1,907,374
        96,552    8.65      Royal Holdings, Inc., Initial Term Loan (Second
                            Lien), 6/12/23                                                      96,914
       870,937    3.03      WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                        875,020
                                                                                       ---------------
                                                                                       $    18,700,659
------------------------------------------------------------------------------------------------------
                            Construction Materials -- 1.0%
     1,590,000    6.75      84 Lumber Co., Initial Term Loan, 10/12/23                 $     1,609,875
     1,968,134    6.40      American Bath Group LLC, Replacement Term
                            Loan (First Lien), 9/30/23                                       1,986,585
       500,000    6.25      Associated Asphalt Partners LLC, Tranche B
                            Term Loan, 3/30/24                                                 505,625
       189,330    3.80      CeramTec Acquisition Corp., Initial Dollar Term B-2
                            Loan, 8/30/20                                                      191,342
       495,277    3.80      CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                       500,539
     1,622,538    3.80      CeramTec GmbH, Initial Dollar Term B-1
                            Loan, 8/30/20                                                    1,639,777
       929,113    4.00      Headwaters, Inc., Term B-1 Loan, 3/24/22                           932,364
       297,710    4.00      Penn Engineering & Manufacturing Corp.,
                            Incremental Tranche B Term Loan, 8/29/21                           299,571
     1,500,000    4.90      Unifrax I LLC, Term Loan (First Lien), 3/30/24                   1,506,874
                                                                                       ---------------
                                                                                       $     9,172,552
------------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 0.5%
     1,280,206    4.23      BWay Holding Co., Initial Term Loan, 3/23/24               $     1,276,319
     2,940,480    4.50      Tekni-Plex, Inc., Tranche B-1 Term Loan (First
                            Lien), 4/15/22                                                   2,949,669
                                                                                       ---------------
                                                                                       $     4,225,988
------------------------------------------------------------------------------------------------------
                            Paper Packaging -- 1.0%
     2,029,496    3.51      Berry Plastics Corp., Term I Loan, 10/1/22                 $     2,045,421
       500,000    3.52      Berry Plastics Corp., Term J Loan, 1/13/24                         503,867
     1,245,786    6.65      Caraustar Industries, Inc., Refinancing Term
                            Loan, 3/9/22                                                     1,257,466

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Paper Packaging (continued)
     2,397,994    4.65      Coveris Holdings SA, USD Term Loan, 4/14/19                $     2,408,485
       685,116    4.25      Multi Packaging Solutions Global Holdings, Ltd.
                            (f.k.a. Chesapeake Finance 2 Ltd.), Dollar
                            Tranche D Term Loan, 9/30/20                                       687,543
     1,699,675    4.25      Multi Packaging Solutions, Inc., Initial Dollar
                            Tranche B Term, 9/30/20                                          1,705,518
                                                                                       ---------------
                                                                                       $     8,608,300
------------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 0.8%
     1,363,237    3.75      Fortescue Metals Group Ltd., Bank Loan, 6/30/19            $     1,373,295
     2,537,001    5.25      Global Brass and Copper, Inc., Initial Term
                            Loan, 6/30/23                                                    2,573,470
     2,923,883    4.19      US Silica Co., Term Loan, 7/23/20                                2,922,970
                                                                                       ---------------
                                                                                       $     6,869,735
------------------------------------------------------------------------------------------------------
                            Steel -- 0.8%
       771,991    3.86      Signode Industrial Group US, Inc., Tranche B
                            Term Loan (First Lien), 3/21/21                            $       779,701
     2,165,030    4.56      TMS International Corp., Term B Loan, 10/2/20                    2,186,681
     3,719,441    4.91      Zekelman Industries, Inc., Term Loan, 6/8/21                     3,768,258
                                                                                       ---------------
                                                                                       $     6,734,640
------------------------------------------------------------------------------------------------------
                            Forest Products -- 0.2%
     1,616,875    5.75      Expera Specialty Solutions LLC, Term B Loan
                            Commitment, 10/31/23                                       $     1,625,970
------------------------------------------------------------------------------------------------------
                            Paper Products -- 0.4%
     1,553,881    7.75      Appvion, Inc., Term Commitment, 6/28/19                    $     1,516,976
     1,659,147    4.25      Rack Holdings, Inc., Tranche B-1 USD Term
                            Loan, 10/1/21                                                    1,663,295
                                                                                       ---------------
                                                                                       $     3,180,271
                                                                                       ---------------
                            Total Materials                                            $    69,623,079
------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 9.8%
                            Aerospace & Defense -- 2.5%
     2,462,055    4.15      Accudyne Industries Borrower SCA, Refinancing
                            Term Loan, 12/13/19                                        $     2,454,873
     1,726,856    5.50      Alion Science & Technology Corp., Term Loan
                            (First Lien), 8/13/21                                            1,731,173
     2,805,536    3.74      DigitalGlobe, Inc., Term Loan, 12/22/23                          2,820,734
     1,801,765    7.75      DynCorp International, Inc., Term Loan B2, 7/7/20                1,808,522
     1,296,750    3.25      Leidos Innovations Corp., B Term Loan, 6/9/23                    1,311,338
     1,920,812    5.25      Standard Aero, Ltd., Term Loan (First Lien), 6/23/22             1,933,117
     2,368,225    5.90      The SI Organization, Inc., Term Loan (First
                            Lien), 11/19/19                                                  2,405,598
       994,805    4.12      TransDigm, Inc., Tranche C Term Loan, 2/28/20                      998,038
     1,492,481    4.15      TransDigm, Inc., Tranche F Term Loan, 6/9/23                     1,493,104

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 25

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Aerospace & Defense (continued)
     2,031,750    5.65      TurboCombustor Technology, Inc., Initial Term
                            Loan, 10/18/20                                             $     1,897,147
       326,164    3.65      Wesco Aircraft Hardare Corp., Tranche B Term
                            Loan (First Lien), 2/24/21                                         326,368
     2,826,943    4.67      WP CPP Holdings LLC, Term B-3 Loan (First
                            Lien), 12/28/19                                                  2,638,479
                                                                                       ---------------
                                                                                       $    21,818,491
------------------------------------------------------------------------------------------------------
                            Building Products -- 2.3%
     2,265,635    3.74      American Builders & Contractors Supply Co, Inc.,
                            Restatement Effective Date Term Loan, 10/31/23             $     2,282,863
     2,178,000    3.81      Armstrong World Industries, Inc., Term Loan B, 2/23/23           2,188,890
     1,728,057    4.15      Atkore International, Inc., Initial Incremental Term
                            Loan (First Lien), 12/22/23                                      1,743,536
     1,917,873    3.74      Beacon Roofing Supply, Inc., Initial Term Loan, 9/25/22          1,933,057
     2,432,224    4.07      Builders FirstSource, Inc., Refinancing Term
                            Loan, 2/29/24                                                    2,428,576
     1,927,605    6.25      NCI Building Systems, Inc., Tranche B Term
                            Loan, 6/24/19                                                    1,931,702
     2,734,323    4.24      Quikrete Holdings, Inc., Initial Loan (First
                            Lien), 11/3/23                                                   2,757,680
       321,758    5.50      SiteOne Supply Holding LLC, Tranche B Term
                            Loan, 4/29/22                                                      324,976
       745,584    5.25      SRS Distribution, Inc., Tranche B-1 Loan, 8/25/22                  756,457
     3,640,943    3.74      Summit Materials LLC, Restatement Effective
                            Date Term Loan, 6/26/22                                          3,681,903
                                                                                       ---------------
                                                                                       $    20,029,640
------------------------------------------------------------------------------------------------------
                            Construction & Engineering -- 0.1%
     1,000,000    4.00      Installed Building Products, Inc., Term
                            Loan B, 3/31/24                                            $     1,005,625
------------------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 1.1%
     2,837,015    3.50      Dell International LLC, Term Loan, 9/7/23                  $     2,852,241
       849,577    5.40      Pelican Products, Inc., Term Loan (First Lien), 4/8/20             849,577
       500,000    5.40      Ramundsen Holdings LLC, Term Loan, 1/20/24                         505,000
     3,079,793    3.49      Southwire Co., Term Loan, 1/31/21                                3,104,176
     1,647,771    6.50      WireCo WorldGroup, Inc., Initial Term Loan (First
                            Lien), 7/22/23                                                   1,666,652
                                                                                       ---------------
                                                                                       $     8,977,646
------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 1.6%
       623,438    5.00      Culligan New Co., Ltd., Tranche B-1 Term Loan
                            (First Lien), 11/16/23                                     $       633,958
     1,497,011    4.50      Doosan Infracore, Tranche B Term, 5/28/21                        1,516,659
     3,045,418    4.30      Filtration Group, Inc., Term Loan (First Lien), 11/21/20         3,073,969

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates (continued)
     1,608,846    4.41      Gates Global LLC, Initial B-1 Dollar Term
                            Loan, 3/30/24                                              $     1,619,278
     1,990,013    3.00      Milacron LLC, Term B Loan, 9/25/23                               2,002,450
     1,546,750    5.04      Proampac PG Borrower LLC, Initial Term Loan (First
                            Lien), 11/17/23                                                  1,566,278
     3,059,625    5.75      Safway Group Holding LLC, Initial Term Loan, 8/4/23              3,092,770
                                                                                       ---------------
                                                                                       $    13,505,362
------------------------------------------------------------------------------------------------------
                            Construction & Farm Machinery & Heavy
                            Trucks -- 0.3%
     1,000,000    7.16      Commercial Vehicle Group, Inc. (CVG), Term
                            Loan B, 3/30/23                                            $     1,007,500
       359,095    4.75      Engility Corp., Term B2 Loan, 8/4/23                               361,490
     1,170,188    5.00      Navistar, Inc., Tranche B Term Loan, 8/7/20                      1,186,766
       361,388    3.54      Terex Corp., U.S. Term Loan (2017), 1/31/24                        363,572
                                                                                       ---------------
                                                                                       $     2,919,328
------------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 1.4%
     2,034,625    6.00      Blount International, Inc., Initial Term Loan, 4/5/23      $     2,046,070
     1,214,888    4.15      Columbus McKinnon Corp., Initial Term Loan, 1/20/24              1,227,037
     2,797,189    4.56      Gardner Denver, Inc., Initial Dollar Term Loan, 7/30/20          2,800,249
     1,699,201    4.00      Manitowoc Foodservice, Inc., Term B Loan, 2/5/23                 1,719,911
     2,066,146    5.24      NN, Inc., Tranche B Term Loan, 10/19/22                          2,065,177
     1,856,227    5.25      Tank Holding Corp., Initial Term Loan, 7/9/19                    1,863,958
                                                                                       ---------------
                                                                                       $    11,722,402
------------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.5%
     1,885,774    4.87      Nexeo Solutions LLC, Term B Loan, 6/9/23                   $     1,907,579
     2,005,384    3.74      Univar USA, Inc., Term B-2 Loan, 7/1/22                          2,013,406
       537,031    3.99      WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19               539,213
                                                                                       ---------------
                                                                                       $     4,460,198
                                                                                       ---------------
                            Total Capital Goods                                        $    84,438,692
------------------------------------------------------------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES -- 2.6%
                            Environmental & Facilities Services -- 1.6%
     2,490,426    3.70      Advanced Disposal Services, Inc., Additional Term
                            Loan, 10/28/23                                             $     2,514,397
     1,451,363    3.75      Casella Waste Systems, Inc., Term B-1 Loan, 10/17/23             1,458,619
     1,054,700    3.90      GFL Environmental, Inc., Initial U.S. Term
                            Loan, 9/27/23                                                    1,059,754
     1,927,784    4.65      Infiltrator Water Technologies LLC, Term B-1
                            Loan, 5/27/22                                                    1,945,857
     2,464,811    3.74      Waste Industries USA, Inc., Term B Loan, 2/27/20                 2,482,013
     1,757,237    5.50      Wastequip LLC, Term Loan, 8/9/19                                 1,764,560
     1,931,588    3.74      WCA Waste Systems Inc., Term Loan (First
                            Lien), 8/12/23                                                   1,938,228

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 27

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Environmental & Facilities Services (continued)
       936,303    5.15      Wheelabrator, Term B Loan, 10/15/21                        $       945,860
        42,146    5.15      Wheelabrator, Term C Loan, 10/15/21                                 42,576
                                                                                       ---------------
                                                                                       $    14,151,864
------------------------------------------------------------------------------------------------------
                            Office Services & Supplies -- 0.2%
     1,364,705    3.55      West Corp., Refinanced Term B-12 Loan, 6/17/23             $     1,369,140
------------------------------------------------------------------------------------------------------
                            Diversified Support Services -- 0.4%
     1,072,313    3.76      ADS Tatical, Inc., 1st Lien Term Loan, 12/31/22            $     1,072,312
       247,787    3.76      IAP Worldwide Services, Inc., Term Loan, 7/18/19                   235,398
       990,000    4.50      KAR Auction Services, Inc., Tranche B-3 Term
                            Loan, 2/28/23                                                    1,002,524
       707,844    6.75      Ryan LLC, Tranche B Term Loan, 8/5/20                              702,093
                                                                                       ---------------
                                                                                       $     3,012,327
------------------------------------------------------------------------------------------------------
                            Security & Alarm Services -- 0.3%
     2,244,482    4.00      Garda World Security Corp., Term B Loan, 11/1/20           $     2,249,626
       496,729    4.00      Garda World Security Corp., Term B Loan, 11/8/20                   497,868
                                                                                       ---------------
                                                                                       $     2,747,494
------------------------------------------------------------------------------------------------------
                            Human Resource & Employment Services -- 0.1%
     1,281,264    3.24      On Assignment, Inc., Tranche B-2 Term Loan, 6/5/22         $     1,292,475
                                                                                       ---------------
                            Total Commercial Services & Supplies                       $    22,573,300
------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 2.0%
                            Air Freight & Logistics -- 0.4%
       541,872    6.50      CEVA Group Plc, Pre-Funded L/C Loan, 3/19/21               $       477,254
       554,286    6.67      Ceva Intercompany BV, Dutch BV Term, 3/19/21                       488,187
        95,566    6.67      Ceva Logistics Canada, ULC, Canadian Term
                            Loan, 3/19/21                                                       84,170
       764,532    6.67      Ceva Logistics U.S. Holdings, Inc., US Term
                            Loan, 3/19/21                                                      673,362
     1,644,750    5.25      Syncreon Group BV, Term Loan, 9/26/20                            1,493,981
                                                                                       ---------------
                                                                                       $     3,216,954
------------------------------------------------------------------------------------------------------
                            Airlines -- 1.3%
     3,975,000    3.90      Air Canada, Term Loan, 9/23/23                             $     4,006,470
     3,919,684    2.99      American Airlines, Inc., 2017 Replacement Term
                            Loan, 6/27/20                                                    3,926,543
       880,795    3.49      American Airlines, Inc., Class B Term Loan, 12/15/23               882,997
       495,000    3.49      American Airlines, Inc., Replacement Class B Term
                            Loan, 4/28/23                                                      496,684
       591,000    3.49      Delta Air Lines Inc., Term Loan (First Lien), 8/24/22              596,910
     1,684,375    3.42      United AirLines, Inc., Term Loan B, 4/1/24                       1,691,481
                                                                                       ---------------
                                                                                       $    11,601,085
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Marine -- 0.1%
       880,127    9.75      Commercial Barge Line Co., Initial Term Loan, 11/6/20      $       803,116
------------------------------------------------------------------------------------------------------
                            Trucking -- 0.1%
       109,910    4.00      The Kenan Advantage Group, Inc., Initial Canadian
                            Term Loan, 7/24/22                                         $       110,102
       361,423    4.00      The Kenan Advantage Group, Inc., Initial U.S. Term
                            Loan, 7/24/22                                                      362,055
                                                                                       ---------------
                                                                                       $       472,157
------------------------------------------------------------------------------------------------------
                            Marine Ports & Services -- 0.1%
       742,018    4.75      SeaStar Solutions, Term Loan, 1/22/21                      $       744,182
                                                                                       ---------------
                            Total Transportation                                       $    16,837,494
------------------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 2.7%
                            Auto Parts & Equipment -- 2.1%
     2,275,086    2.99      Allison Transmission, Inc., Term B-3 Loan, 8/23/19         $     2,300,524
     1,360,000    3.24      American Axle & Manufacturing, Inc., Tranche B
                            Term Loan, 3/9/24                                                1,356,090
     1,984,848    6.00      BBB Industries US, Initial Term Loan, 10/15/21                   2,002,811
     2,217,634    5.90      Electrical Components International, Inc.,
                            Loan, 4/17/21                                                    2,235,653
     1,573,684    4.75      Federal-Mogul Corporation, Tranche C Term, 4/15/21               1,573,848
     1,481,395    5.57      Horizon Global Corp., 2017 Replacement Term
                            Loan, 6/30/21                                                    1,490,653
     1,500,000    5.75      Innovative XCessories & Services LLC, Term
                            Loan, 11/23/22                                                   1,516,875
     1,899,639    3.74      TI Group Automotive Systems LLC, Initial US Term
                            Loan, 6/25/22                                                    1,913,886
     2,883,053    3.75      Tower Automotive Holdings USA LLC, Initial Term
                            Loan, 3/6/24                                                     2,880,652
       807,917    3.33      Visteon Corp., Tranche B Loan (First Lien), 4/8/21                 813,471
                                                                                       ---------------
                                                                                       $    18,084,463
------------------------------------------------------------------------------------------------------
                            Tires & Rubber -- 0.1%
       725,000    2.99      The Goodyear Tire & Rubber Co., Term Loan (Second
                            Lien), 3/27/19                                             $       733,760
------------------------------------------------------------------------------------------------------
                            Automobile Manufacturers -- 0.5%
       545,455    4.00      CH Hold Corp., Initial Term Loan (First Lien), 2/1/24      $       549,773
     1,526,286    2.99      Chrysler Group LLC, Tranche B Term Loan, 12/29/18                1,532,124
       529,712    9.75      Inteva Products LLC, Term B Loan, 8/31/21                          531,367
     1,386,000    5.57      Octavius Corp. (Winnebago Industries), Tranche B
                            Term Loan, 11/4/23                                               1,400,726
                                                                                       ---------------
                                                                                       $     4,013,990
                                                                                       ---------------
                            Total Automobiles & Components                             $    22,832,213
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 29

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 1.0%
                            Housewares & Specialties -- 0.6%
       809,096    3.74      Prestige Brands, Inc., Term B-4 Loan, 1/20/24              $       816,850
     2,339,938    3.99      Reynolds Group Holdings, Inc., Incremental U.S.
                            Term Loan, 2/5/23                                                2,354,205
     2,420,598    5.50      World Kitchen LLC, U.S. Term Loan, 3/4/19                        2,426,649
                                                                                       ---------------
                                                                                       $     5,597,704
------------------------------------------------------------------------------------------------------
                            Leisure Products -- 0.4%
     1,750,000    6.15      Bass Pro Group LLC, Initial Term Loan, 11/16/23            $     1,707,892
     1,389,521    4.00      BRP US, Inc., Term B Loan, 6/30/23                               1,398,951
                                                                                       ---------------
                                                                                       $     3,106,843
                                                                                       ---------------
                            Total Consumer Durables & Apparel                          $     8,704,547
------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 7.3%
                            Casinos & Gaming -- 1.2%
     3,000,000    3.49      CityCenter Holdings LLC, Term B Loan, 4/10/24              $     3,008,250
     1,500,000    2.24      Eldorado Resorts, Inc., Term Loan, 3/16/24                       1,501,875
        33,333    4.15      Pinnacle Entertainment, Inc., Term B Facility
                            Loan, 3/30/23                                                       33,677
     3,953,164    4.99      Scientific Games International, Inc., Initial
                            Term B-3 Loan, 10/1/21                                           4,014,932
     1,959,072    3.50      Station Casinos LLC, Term B Facility Loan, 5/25/23               1,970,852
                                                                                       ---------------
                                                                                       $    10,529,586
------------------------------------------------------------------------------------------------------
                            Hotels, Resorts & Cruise Lines -- 0.6%
     2,094,750    4.15      Four Seasons Holdings Inc., Term Loan, 6/27/20             $     2,121,682
     1,103,707    2.99      Hilton Worldwide Finance LLC, Series B-2 Term
                            Loan, 10/25/23                                                   1,114,054
     2,232,173    3.74      Sabre GLBL, Inc., 2017 Incremental Term
                            Loan, 2/16/24                                                    2,255,890
                                                                                       ---------------
                                                                                       $     5,491,626
------------------------------------------------------------------------------------------------------
                            Leisure Facilities -- 0.8%
     1,600,000    3.24      Cedar Fair, L.P., Term Loan B, 4/7/24                      $     1,613,501
     2,001,012    5.40      L.A. Fitness International, LLC, Tranche B Term
                            Loan (First Lien), 4/25/20                                       2,029,360
     1,516,486    4.00      Life Time Fitness, Inc., 2017 Refinancing Term
                            Loan, 6/10/22                                                    1,521,766
     1,457,976    3.25      Six Flags Theme Parks, Inc., Tranche B Term
                            Loan, 6/30/22                                                    1,473,924
                                                                                       ---------------
                                                                                       $     6,638,551
------------------------------------------------------------------------------------------------------
                            Restaurants -- 0.7%
     1,393,000    2.99      KFC Holding Co., Term B Loan, 6/2/23                       $     1,409,361
     1,039,131    3.73      Landry's, Inc., B Term Loan, 9/22/23                             1,042,285
       750,000    4.50      NPC International, Inc., Term Loan 2017, 3/31/24                   758,204

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Restaurants (continued)
     2,343,885    4.53      PF Chang's China Bistro, Inc., Term Borrowing, 7/2/19      $     2,311,657
                                                                                       ---------------
                                                                                       $     5,521,507
------------------------------------------------------------------------------------------------------
                            Education Services -- 1.9%
     2,953,399    3.74      Bright Horizons Family Solutions LLC (f.k.a. Bright
                            Horizons Family Solutions, Inc.), Effective Date
                            Incremental Term Loan, 11/3/23                             $     2,981,547
     2,856,445    5.25      Cengage Learning, Inc., 2016 Refinancing Term
                            Loan, 5/27/23                                                    2,752,899
     1,672,983    4.00      Houghton Mifflin Harcourt Publishers, Inc., Term
                            Loan, 5/11/21                                                    1,551,692
       599,558    0.00      Laureate Education, Inc., 1st Lien Term Loan,
                            4/21/24 21Apr24                                                    600,308
     2,907,718    8.66      Laureate Education, Inc., Series 2021 Extended
                            Term Loan, 3/23/21                                               2,935,431
     3,374,500    5.00      McGraw-Hill Global Education Holdings LLC, Term B
                            Loan (First Lien), 5/2/22                                        3,342,020
     1,932,299    4.55      Nord Anglia Education, Initial Term Loan, 3/31/21                1,937,130
       247,387    6.40      St George's University Scholastic Services LLC,
                            Term Loan, 6/13/22                                                 251,098
                                                                                       ---------------
                                                                                       $    16,352,125
------------------------------------------------------------------------------------------------------
                            Specialized Consumer Services -- 2.1%
     1,586,133    5.64      Allied Universal Holdco LLC (f.k.a. USAGM Holdco,
                            LLC), Initial Term Loan (First Lien), 7/28/22              $     1,594,064
     2,139,741    4.67      AVSC Holding Corp., Initial Term Loan (First
                            Lien), 4/25/24                                                   2,139,741
     2,000,000    6.16      Constellis Group, Inc., Term Loan B, 4/18/24                     1,982,500
     2,593,750    4.50      Creative Artists Agency LLC, Term Loan B, 2/9/24                 2,627,793
     1,276,556    5.90      GCA Merger Sub, Inc., Term Loan (First Lien), 2/22/23            1,290,119
     1,874,121    5.25      GENEX Holdings, Inc., Term B Loan (First Lien), 5/22/21          1,881,149
     2,168,100    4.92      Kindercare Education LLC, 1st Lien Term Loan, 8/13/22            2,183,233
     2,831,155    4.25      Prime Security Services Borrower LLC, 2016-2
                            Refinancing Term B-1 Loan (First Lien), 5/2/22                   2,863,257
       906,973    4.34      Weight Watchers International, Inc., Initial
                            Tranche B-2 Term Loan, 4/2/20                                      861,964
                                                                                       ---------------
                                                                                       $    17,423,820
                                                                                       ---------------
                            Total Consumer Services                                    $    61,957,215
------------------------------------------------------------------------------------------------------
                            MEDIA -- 8.4%
                            Advertising -- 0.5%
     2,558,105    6.75      Affinion Group, Inc., Tranche B Term Loan, 4/30/18         $     2,557,878
     1,840,750    6.25      Polyconcept North America Holdings, Inc., Closing
                            Date Term Loan (First Lien), 8/11/23                             1,854,556
                                                                                       ---------------
                                                                                       $     4,412,434
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 31

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Broadcasting -- 2.9%
       985,144    4.25      A-L Parent LLC (a.k.a. Learfield Communications),
                            Initial Term Loan (First Lien), 11/18/23                   $       994,379
     1,781,132    7.09      Beasley Mezzanine Holdings LLC, Initial Term
                            Loan, 10/6/23                                                    1,808,592
     1,117,350    4.50      Catalina Holding Corp., Tranche B Term Loan (First
                            Lien), 4/3/21                                                    1,027,962
       930,000    0.00      CBS Radio, Inc., Term B-1 Loan, 3/2/24                             937,556
     1,738,584    4.50      CBS Radio, Inc., Term Loan, 10/7/23                              1,757,708
     1,800,000    3.24      CSC Holdings LLC (f.k.a. CSC Holdings, Inc.
                            (Cablevision), March 2017 Refinancing Term
                            Loan, 7/17/25                                                    1,801,265
     1,854,222    4.55      Entercom Radio LLC, Term B Loan, 11/1/23                         1,868,128
     1,496,250    3.48      Gray Television, Inc., Term B-2 Loan, 2/7/24                     1,511,587
     1,544,708    4.25      Hubbard Radio LLC, Term Loan, 5/12/22                            1,552,432
       140,956    3.99      Mission Broadcasting, Inc., Term B Loan, 9/26/23                   142,079
     1,456,816    3.99      Nexstar Broadcasting, Inc., Term B Loan, 9/26/23                 1,468,425
     1,743,750    2.99      Nielsen Finance LLC (VNU, Inc.), Class B-4 Term
                            Loan, 10/4/23                                                    1,753,196
     2,444,916    3.54      Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20              2,453,322
       702,469    3.25      Sinclair Television Group, Inc., Tranche B Term
                            Loan, 1/31/24                                                      705,027
     1,060,090    4.00      Townsquare Media, Inc., Additional Term B
                            Loan, 4/1/22                                                     1,068,261
       180,381    4.60      Tribune Media Co., Term B Loan, 12/27/20                           182,156
     2,253,852    3.99      Tribune Media Co., Term C Loan, 1/18/24                          2,276,039
     1,711,317    3.75      Univision Communications, Inc., 2017 Replacement
                            Repriced First-Lien Term Loan, 3/15/24                           1,701,453
                                                                                       ---------------
                                                                                       $    25,009,567
------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 2.3%
     1,400,000    2.25      Cable One, Inc, Term Loan B, 4/12/24                       $     1,412,250
     5,711,082    3.00      Charter Communications Operating LLC, Term F-1
                            Loan, 1/3/21                                                     5,740,974
     1,782,000    3.24      Charter Communications Operating LLC, Term I-1
                            Loan, 1/15/24                                                    1,793,138
     1,913,109    3.89      Intelsat Jackson Holdings SA, Tranche B-2 Term
                            Loan, 6/30/19                                                    1,893,580
       958,134    3.45      MCC Iowa LLC, Tranche H Term Loan, 1/29/21                         965,613
     1,477,273    6.90      MediArena Acquisition BV, Dollar Term B Loan (First
                            Lien), 8/6/21                                                    1,313,849
       500,000    3.97      Telenet Financing USD LLC, Term Loan AF
                            Facility, 1/31/25                                                  502,969
       500,000    2.75      Telenet Financing USD LLC, Term Loan AF
                            Facility, 6/30/25                                                  501,938
     2,150,000    3.74      UPC Financing Partnership, Facility AP, 4/15/25                  2,160,481

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Cable & Satellite (continued)
     1,044,750    4.55      WideOpenWest Finance LLC, New Term B
                            Loan, 8/12/23                                              $     1,052,847
     2,600,000    3.49      Ziggo, Inc., Secured Finance Partnership Term
                            Loan E Facility, 4/25/25                                         2,597,564
                                                                                       ---------------
                                                                                       $    19,935,203
------------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 2.2%
       847,875    3.74      AMC Entertainment Holdings, Inc., 2016
                            Incremental Term Loan, 12/15/23                            $       854,976
     2,098,735    3.74      AMC Entertainment, Inc., Initial Term Loan, 4/30/20              2,113,600
     2,068,500    5.15      CDS US Intermediate Holdings, Inc., Initial Term
                            Loan (First Lien), 6/25/22                                       2,091,254
     1,080,537    3.64      Kasima LLC, Term Loan, 5/17/21                                   1,089,992
     1,140,000    3.98      Lions Gate Entertainment Corp., Term B
                            Loan, 10/13/23                                                   1,147,832
     1,512,400    3.50      Live Nation Entertainment, Inc., Term B-2
                            Loan, 10/27/23                                                   1,524,443
     1,966,768    4.65      NVA Holdings, Inc., Term B-2 Loan (First Lien), 8/14/21          1,987,052
     1,512,707    3.49      Regal Cinemas Corp., Refinancing Term Loan, 4/1/22               1,531,024
     1,234,327    3.50      Rovi Solutions Corp., Term B Loan, 7/2/21                        1,240,627
     1,925,000    3.90      Seminole Hard Rock Entertainment, Inc., Term
                            Loan, 5/14/20                                                    1,939,037
       500,000    6.24      Travel Leaders Group LLC, Term Loan, 1/19/24                       506,562
     2,371,495    3.75      WMG Acquisition Corp., Tranche C Term Loan, 11/1/23              2,383,907
                                                                                       ---------------
                                                                                       $    18,410,306
------------------------------------------------------------------------------------------------------
                            Publishing -- 0.5%
     1,956,495    3.74      MTL Publishing LLC, Term B-4 Loan, 8/20/22                 $     1,964,137
       939,551    0.00      Quincy Media, Inc., Term Loan B, 10/19/22                          949,533
     1,650,000    4.29      Trader Corp., 2017 Refinancing Term Loan (First
                            Lien), 9/28/23                                                   1,658,250
                                                                                       ---------------
                                                                                       $     4,571,920
                                                                                       ---------------
                            Total Media                                                $    72,339,430
------------------------------------------------------------------------------------------------------
                            RETAILING -- 2.2%
                            Department Stores -- 0.2%
       500,000    5.30      J.C. Penney Corp., Inc., Term Loan (2016), 6/10/23         $       499,528
     1,640,638    4.25      Neiman Marcus Group, Ltd. LLC, Other Term
                            Loan, 10/25/20                                                   1,313,126
                                                                                       ---------------
                                                                                       $     1,812,654
------------------------------------------------------------------------------------------------------
                            Apparel Retail -- 0.2%
       656,682    4.25      Hudson's Bay Co., Initial Term Loan, 8/14/22               $       629,594
     1,239,908    4.53      The Men's Wearhouse, Inc., Tranche B Term
                            Loan, 4/16/21                                                    1,193,412
                                                                                       ---------------
                                                                                       $     1,823,006
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 33

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Computer & Electronics Retail -- 0.0%+
           866    3.76      Targus International LLC, Tranche A-2 Term
                            Loan, 12/31/19                                             $           866
         2,597    3.76      Targus International LLC, Tranche B Term
                            Loan, 12/31/19                                                       2,597
                                                                                       ---------------
                                                                                       $         3,463
------------------------------------------------------------------------------------------------------
                            Home Improvement Retail -- 0.4%
     3,303,887    4.50      Apex Tool Group LLC, Term Loan, 2/1/20                     $     3,254,328
------------------------------------------------------------------------------------------------------
                            Specialty Stores -- 0.4%
     3,643,485    4.02      PetSmart, Inc., Tranche B-2 Loan, 3/10/22                  $     3,363,392
------------------------------------------------------------------------------------------------------
                            Automotive Retail -- 0.7%
       551,489    3.15      Avis Budget Car Rental LLC, Tranche B Term
                            Loan, 3/15/22                                              $       552,936
     2,178,200    3.90      Cooper-Standard Automotive, Inc., Additional
                            Term B-1 Loan, 10/28/23                                          2,185,460
     2,285,251    4.74      CWGS Group LLC, Term Loan, 11/3/23                               2,304,104
       982,997    3.74      The Hertz Corp., Tranche B-1 Term Loan, 6/30/23                    985,378
                                                                                       ---------------
                                                                                       $     6,027,878
------------------------------------------------------------------------------------------------------
                            Homefurnishing Retail -- 0.3%
     2,605,379    4.54      Serta Simmons Bedding LLC, Initial Term Loan
                            (First Lien), 10/21/23                                     $     2,617,103
                                                                                       ---------------
                            Total Retailing                                            $    18,901,824
------------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 1.4%
                            Drug Retail -- 0.1%
     1,179,468    4.00      Hearthside Group Holdings LLC, 2017
                            Replacement Term Loan, 6/2/21                              $     1,189,051
------------------------------------------------------------------------------------------------------
                            Food Distributors -- 0.6%
       706,740    4.00      AdvancePierre Foods, Inc., Effective Date
                            Loan, 5/18/23                                              $       710,127
     3,277,026    5.15      CSM Bakery Solutions LLC, Term Loan (First
                            Lien), 7/3/20                                                    3,066,749
     1,701,414    4.31      Del Monte Foods Consumer Products, Inc., Term
                            Loan (First Lien), 11/26/20                                      1,433,441
                                                                                       ---------------
                                                                                       $     5,210,317
------------------------------------------------------------------------------------------------------
                            Food Retail -- 0.7%
     3,031,778    4.30      Albertsons LLC, 2016-1 Term B-6 Loan, 6/23/23              $     3,048,604
       997,500    4.40      Albertsons LLC, 2016-2 Term B-5 Loan, 12/23/22                   1,002,881
     1,687,125    4.80      Packers Holdings LLC, Initial Term Loan, 11/25/21                1,708,214
                                                                                       ---------------
                                                                                       $     5,759,699
                                                                                       ---------------
                            Total Food & Staples Retailing                             $    12,159,067
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 2.2%
                            Distillers & Vintners -- 0.1%
       498,750    4.89      9941762 Canada, Inc. (a.k.a. Constellation
                            Brands Canada, Inc.), Initial Tranche B-1 Term
                            Loan (First Lien), 11/25/23                                $       503,114
------------------------------------------------------------------------------------------------------
                            Agricultural Products -- 0.2%
     1,940,000    3.50      Darling International, Inc., Term B USD
                            Loan, 12/19/20                                             $     1,967,257
------------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 1.9%
       746,250    6.50      Amplify Snack Brands, Inc., Term Loan, 8/24/23             $       734,745
     2,086,025    5.25      Chobani LLC, Closing Date Term Loan (First
                            Lien), 9/30/23                                                   2,114,708
     2,253,639    4.65      CTI Foods Holding Co LLC, Term Loan (First
                            Lien), 6/29/20                                                   2,248,005
     1,736,551    4.12      Dole Food Co., Inc., Tranche B Term Loan, 3/23/24                1,745,545
     2,238,750    6.65      Give and Go Prepared Foods Corp., Term Loan (First
                            Lien), 7/12/23                                                   2,259,273
     1,741,500    3.48      JBS USA Lux SA (fka JBS USA, LLC), Initial Term
                            Loan, 10/30/22                                                   1,749,936
     3,479,779    2.98      Pinnacle Foods Finance LLC, Initial Term
                            Loan, 1/30/24                                                    3,505,616
     1,533,937    5.08      Shearer's Foods, LLC, Term Loan (First Lien), 6/19/21            1,535,214
                                                                                       ---------------
                                                                                       $    15,893,042
                                                                                       ---------------
                            Total Food, Beverage & Tobacco                             $    18,363,413
------------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 1.6%
                            Household Products -- 0.6%
       491,250    3.00      Energizer Spinco Inc., Term Loan (First Lien), 5/20/22     $       494,474
     1,338,750    8.50      Redbox Automated Retail LLC, Term Loan (First
                            Lien), 9/28/21                                                   1,343,212
     1,128,068    3.12      Spectrum Brands, Inc. 2017 Refinanced USD
                            Term Loan                                                        1,136,372
     2,300,000    4.85      WKI Holding Co., Inc., 1st Lien Term Loan B, 4/25/24             2,311,500
                                                                                       ---------------
                                                                                       $     5,285,558
------------------------------------------------------------------------------------------------------
                            Personal Products -- 1.0%
     2,500,000    4.75      Albea Beauty Holdings SA, Term Loan A, 4/12/24             $     2,506,250
     1,219,388    4.65      Atrium Innovations, Inc., Term Loan, 1/29/21                     1,227,009
       455,373    4.17      Party City Holdings, Inc., 2016 Replacement Term
                            Loan, 8/19/22                                                      455,495
     2,552,175    4.49      Revlon Consumer Products Corp., Initial Term B
                            Loan, 7/22/23                                                    2,561,575
     1,968,230    4.65      The Nature's Bounty Co., Dollar Term B-1
                            Loan, 5/5/23                                                     1,979,301
                                                                                       ---------------
                                                                                       $     8,729,630
                                                                                       ---------------
                            Total Household & Personal Products                        $    14,015,188
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 35

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 8.2%
                            Health Care Equipment -- 0.1%
       600,000    3.49      Cidron Healthcare, Ltd. (a.k.a. ConvaTec, Inc.),
                            Term B Loan, 10/14/23                                      $       609,000
------------------------------------------------------------------------------------------------------
                            Health Care Supplies -- 1.2%
     1,492,405    4.25      Alere, Inc., B Term Loan, 6/11/22                          $     1,497,536
     1,660,467    4.50      Greatbatch, Ltd., New Term B Loan, 10/27/22                      1,672,505
     2,763,183    3.74      Halyard Health, Inc., Term Loan, 11/1/21                         2,797,723
     1,555,000    4.40      Kinetic Concepts, Inc., Term Loan B, 2/1/24                      1,559,698
     2,888,386    4.15      Sterigenics-Nordion Holdings LLC, Incremental
                            Term Loan, 5/15/22                                               2,877,554
                                                                                       ---------------
                                                                                       $    10,405,016
------------------------------------------------------------------------------------------------------
                            Health Care Services -- 3.7%
       871,127    5.66      Aegis Toxicology Corp., Tranche B Term Loan (First
                            Lien), 2/20/21                                             $       866,772
     1,003,318    4.35      Alliance HealthCare Services, Inc., Initial Term
                            Loan, 6/3/19                                                     1,003,945
       388,657    6.65      Ardent Legacy Acquisitions, Inc., Term Loan, 7/31/21               390,843
     1,150,939    6.50      BioScrip, Inc., Initial Term B Loan, 7/31/20                     1,141,587
       690,563    6.50      BioScrip, Inc., Term Loan, 7/31/20                                 684,952
     2,136,010    3.74      DaVita HealthCare Partners, Inc., Tranche B
                            Loan (First Lien), 6/19/21                                       2,162,894
     3,882,818    4.15      Envision Healthcare Corp., Initial Term
                            Loan, 11/17/23                                                   3,925,591
     2,391,760    4.25      ExamWorks Group, Inc. (f.k.a. Gold Merger Co.,
                            Inc.), Term B-1 Loan, 7/27/23                                    2,417,173
       997,145    5.25      Global Healthcare Exchange LLC, Term Loan (First
                            Lien), 8/13/22                                                   1,012,102
     2,658,461    6.00      HC Group Holdings III, Inc., Initial Term Loan (First
                            Lien), 3/25/22                                                   2,625,230
     1,909,464    4.80      Inventiv Group Holdings, Inc., Initial Term
                            Loan, 9/29/23                                                    1,923,339
       982,919    4.90      MPH Acquisition Holdings LLC, Initial Term
                            Loan, 5/25/23                                                      996,844
     1,972,241    4.40      National Mentor Holdings, Inc., Tranche B Term
                            Loan, 1/31/21                                                    1,981,487
     1,524,676    4.50      National Surgical Hospitals, Inc., Term Loan (First
                            Lien), 5/15/22                                                   1,525,591
     1,690,236    5.50      nThrive, Inc., Initial Term Loan (First Lien), 10/19/22          1,705,026
     1,884,042    4.30      Pharmaceutical Product Development LLC, Initial
                            Term Loan, 8/6/22                                                1,896,759
     3,000,000    3.75      Team Health Holdings, Inc., Initial Term Loan, 1/12/24           2,987,625
     2,914,117    5.40      US Renal Care, Inc., Initial Term Loan (First
                            Lien), 11/16/22                                                  2,745,647
                                                                                       ---------------
                                                                                       $    31,993,407
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Health Care Facilities -- 2.2%
       567,813    3.98      Acadia Healthcare Co, Inc., Tranche B-2 Term
                            Loan, 1/27/23                                              $       571,302
     2,185,987    5.65      ATI Holdings Acquisition, Inc., Initial Term Loan (First
                            Lien), 5/6/23                                                    2,211,946
       518,544    3.90      CHS, Incremental 2019 Term G Loan, 12/31/19                        517,202
     1,954,115    4.05      CHS, Incremental 2021 Term H Loan, 1/27/21                       1,943,938
     2,273,345    4.06      Concentra, Inc., Tranche B Term Loan (First
                            Lien), 5/8/22                                                    2,288,975
       280,836    3.24      HCA, Inc., Tranche B-8 Term Loan, 2/15/24                          283,845
     1,989,610    4.50      IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                      1,996,658
     3,340,110    4.69      Kindred Healthcare, Inc., Tranche B Loan (First
                            Lien), 4/10/21                                                   3,348,981
     1,949,028    6.79      Quorum Health Corp., Term Loan, 4/12/22                          1,947,201
     1,727,304    4.65      Select Medical Corp., Tranche B Term Loan, 2/13/24               1,746,361
     1,879,669    5.00      Vizient, Inc., Term B-2 Loan, 2/11/23                            1,892,983
                                                                                       ---------------
                                                                                       $    18,749,392
------------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.3%
       201,609   10.25      MMM Holdings, Inc., Term Loan, 10/9/17 (d)                 $       197,577
       146,569   10.25      MSO of Puerto Rico, Inc., MSO Term
                            Loan, 12/12/17 (d)                                                 143,637
     1,985,000    7.06      Prospect Medical Holdings, Inc., Term
                            Loan, 6/20/22                                                    2,018,497
                                                                                       ---------------
                                                                                       $     2,359,711
------------------------------------------------------------------------------------------------------
                            Health Care Technology -- 0.5%
     3,091,783    3.75      Change Healthcare Holdings, Inc. (f.k.a. Emdeon,
                            Inc.), Closing Date Term Loan, 2/3/24                      $     3,104,205
     1,022,438    4.25      Press Ganey Holdings, Inc., Initial Term Loan, 9/29/23           1,024,675
       704,290    3.15      Quintiles IMS, Inc., Term B-1 Dollar Loan, 3/7/24                  711,627
                                                                                       ---------------
                                                                                       $     4,840,507
------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 0.2%
     1,592,000    4.90      Genoa a QoL Healthcare Co LLC, Initial Term
                            Loan (First Lien), 10/28/23                                $     1,602,348
                                                                                       ---------------
                            Total Health Care Equipment & Services                     $    70,559,381
------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 3.1%
                            Biotechnology -- 0.5%
     3,140,074    3.74      Alkermes, Inc., 2021 Term Loan, 9/25/19                    $     3,171,474
       850,000    5.50      Lantheus Medical Imaging, Term Loan, 6/30/22                       854,250
                                                                                       ---------------
                                                                                       $     4,025,724
------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 2.1%
     1,353,391    5.25      Akorn, Inc., Term Loan B, 11/13/20                         $     1,371,966
       593,312    5.25      Concordia Healthcare Corp., Initial Dollar Term
                            Loan, 10/20/21                                                     403,452

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 37

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Pharmaceuticals (continued)
     2,061,700    4.41      DPX Holdings BV, 1st Lien Term Loan, 4/4/24                $     2,069,689
     3,325,000    5.00      Endo Luxembourg Finance Co., S.a.r.l., 2015
                            Incremental Term B Loan, 4/12/24                                 3,346,300
     1,200,000    3.20      Grifols Worldwide Operations USA, Inc., Tranche B
                            Term Loan, 1/23/25                                               1,205,252
     1,600,000    4.75      Horizon Pharma, Inc., Term Loan B, 3/29/24                       1,612,000
     1,510,317    3.90      Mallinckrodt International Finance SA , 2017
                            Term B Loan, 9/24/24                                             1,512,111
     2,264,064    3.15      RPI Finance Trust, Initial Term Loan B-6, 3/17/23                2,275,738
     4,411,749    5.74      Valeant Pharmaceuticals, Series F-1, 3/11/22                     4,439,781
                                                                                       ---------------
                                                                                       $    18,236,289
------------------------------------------------------------------------------------------------------
                            Life Sciences Tools & Services -- 0.5%
     2,563,605    5.91      Albany Molecular Research, Inc., Term Loan, 7/14/21        $     2,581,230
     2,079,103    3.75      Catalent Pharma Solutions, Dollar Term
                            Loan, 5/20/21                                                    2,105,959
                                                                                       ---------------
                                                                                       $     4,687,189
                                                                                       ---------------
                            Total Pharmaceuticals, Biotechnology &
                            Life Sciences                                              $    26,949,202
------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 3.8%
                            Other Diversified Financial Services -- 1.2%
       726,821    5.50      4L Technologies Inc., Term Loan, 5/8/20                    $       704,108
     1,567,428    4.50      Altisource Solutions Sarl, Term B Loan, 12/9/20                  1,396,970
       997,728    3.91      AWAS Finance Luxembourg 2012 SA, Term
                            Loan, 7/16/18                                                    1,001,470
       673,724    3.40      Delos Finance Sarl, Loan, 10/6/23                                  680,742
     2,378,262    3.79      Fly Funding II Sarl, Loan, 8/9/19                                2,382,721
     2,454,375    5.50      Livingston International, Inc., Initial Term B-1
                            Loan (First Lien), 4/18/19                                       2,428,297
     1,031,938    6.00      Ocwen Loan Servicing LLC, Restatement Effective
                            Date Term Loan, 12/5/20                                          1,011,299
       700,000    7.02      Summit Midstream Partners Holdings LLC, Term
                            Loan Credit Facility, 5/16/22                                      714,875
                                                                                       ---------------
                                                                                       $    10,320,482
------------------------------------------------------------------------------------------------------
                            Specialized Finance -- 1.2%
     1,484,848    6.30      DBRS, Ltd., Initial Term Loan, 2/25/22                     $     1,440,303
     1,750,000    0.00      MHVC Acquisition Corp., 1st Lien Term Loan, 4/24/24              1,763,125
     2,914,135    3.31      Restaurant Brands, 1st Lien Term Loan, 2/17/24                   2,919,296
       844,482    4.40      Royal Holdings, Inc., 2017 Refinancing Term loan
                            (First Lien), 6/19/22                                              852,082
     1,491,058    3.25      SBA Senior Finance II LLC, Incremental Tranche B-1
                            Term Loan, 3/31/21                                               1,499,845
     2,292,080    3.49      Trans Union LLC, 2016 Incremental Term B-2
                            Commitment, 4/9/21                                               2,315,288
                                                                                       ---------------
                                                                                       $    10,789,939
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Asset Management & Custody Banks -- 0.2%
     1,859,050    4.75      Vistra Group Ltd., Term Loan (First Lien), 7/21/22         $     1,835,811
------------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.7%
     2,112,522    4.90      Duff & Phelps Corp., Initial Term Loan, 4/23/20            $     2,130,742
     1,983,767    3.74      Guggenheim Partners Investment Management
                            Holdings LLC, Term B Loan, 7/22/23                               2,003,192
     1,500,000    3.76      LPL Holdings, Inc., Initial Term Loan, 3/10/24                   1,509,375
                                                                                       ---------------
                                                                                       $     5,643,309
------------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 0.5%
       900,000    3.74      Avolon TLB Borrower 1 (US) LLC, Initial Term B-2
                            Loan, 1/20/22                                              $       914,628
     1,250,000    6.86      Freedom Mortgage Corp., Initial Term Loan, 2/17/22               1,271,094
     1,865,702    3.24      Outfront Media Capital LLC (Outfront Media
                            Capital Corp.), Term Loan, 3/10/24                               1,881,833
                                                                                       ---------------
                                                                                       $     4,067,555
                                                                                       ---------------
                            Total Diversified Financials                               $    32,657,096
------------------------------------------------------------------------------------------------------
                            INSURANCE -- 1.3%
                            Insurance Brokers -- 0.2%
       501,300    4.65      NFP Corp., Term B Loan, 12/9/23                            $       506,188
     1,519,358    4.25      USI Insurance Services LLC, Term B Loan, 12/30/19                1,522,682
                                                                                       ---------------
                                                                                       $     2,028,870
------------------------------------------------------------------------------------------------------
                            Life & Health Insurance -- 0.2%
     1,234,731    6.80      Integro, Ltd., Initial Term Loan (First Lien), 10/9/22     $     1,237,818
------------------------------------------------------------------------------------------------------
                            Multi-line Insurance -- 0.2%
     1,805,104    4.42      Alliant Holdings Intermediate LLC, Initial Term
                            Loan, 7/28/22                                              $     1,816,070
------------------------------------------------------------------------------------------------------
                            Property & Casualty Insurance -- 0.7%
     1,500,000    5.90      Acrisure LLC, Term B Loan (First Lien), 11/3/23            $     1,523,907
       798,000    3.75      AmWins Group LLC, Term Loan (First Lien), 1/25/24                  799,080
     2,321,024    5.75      Confie Seguros Holding II Co., Term B Loan, 4/13/22              2,328,760
     1,500,000    3.00      USI, Inc. (a.k.a. Compass Investors, Inc.), Initial
                            Term Loan, 4/5/24                                                1,494,844
                                                                                       ---------------
                                                                                       $     6,146,591
                                                                                       ---------------
                            Total Insurance                                            $    11,229,349
------------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 1.0%
                            Diversified REIT -- 0.1%
       796,005    3.49      ESH Hospitality, Inc., Repriced Term Loan, 8/30/23         $       800,625
------------------------------------------------------------------------------------------------------
                            Hotel & Resort REIT -- 0.3%
     2,707,650    3.49      MGM Growth Properties Operating Partnership LP,
                            Term B Loan, 4/7/23                                        $     2,719,496
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 39

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Retail REIT -- 0.3%
     2,836,766    4.40      DTZ US Borrower LLC, 2015-1 Additional Term
                            Loan (First Lien), 11/4/21                                 $     2,855,739
------------------------------------------------------------------------------------------------------
                            Specialized REIT -- 0.3%
     2,093,513    4.00      Uniti Group, Inc., Shortfall Term Loan, 10/24/22           $     2,097,951
                                                                                       ---------------
                            Total Real Estate                                          $     8,473,811
------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 6.8%
                            Internet Software & Services -- 1.1%
       890,000    0.00      Blucora, Inc., 1st Lien Term Loan, 4/21/24                 $       892,225
     1,488,061    4.28      Match Group, Inc., Term B-1 Loan, 10/27/22                       1,508,522
     3,017,438    4.53      Rackspace Hosting, Inc., Term B Loan (First
                            Lien), 10/26/23                                                  3,042,268
       730,313    3.49      Vantiv LLC, Term B Loan, 6/12/21                                   737,876
     2,920,129    3.50      Zayo Group LLC (Zayo Capital, Inc.), 2017
                            Incremental Refinancing B-2 Term Loan, 1/13/24                   2,942,725
                                                                                       ---------------
                                                                                       $     9,123,616
------------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 2.1%
       663,422    3.24      Booz Allen Hamilton, Inc., New Refinancing
                            Tranche B Term Loan, 6/30/23                               $       669,330
     2,350,063    3.15      CDW LLC, Term Loan, 8/16/23                                      2,366,219
     1,481,386    5.75      Evergreen Skills Lux Sarl, Initial Term Loan (First
                            Lien), 4/23/21                                                   1,391,577
     1,000,000    3.17      Gartner, Inc., 2017 Incremental Tranche B
                            Loan, 3/16/24                                                    1,006,875
     1,250,000    5.65      Globallogic Holdings, Inc., Closing Date Term
                            Loan, 6/15/22                                                    1,263,250
     2,000,000    3.49      Go Daddy Operating Co LLC, Initial Term Loan, 2/6/24             2,009,000
       773,063    5.17      Kronos, Inc., Initial Term Loan (First Lien), 10/20/23             776,715
        76,316    4.90      Oberthur Technologies Holding S.A.S. (f.k.a. OT
                            Frenchco 1 SAS) Facility B1 (USD), 12/15/23                         76,602
       123,684    1.88      Oberthur Technologies Holding S.A.S. (f.k.a. OT
                            Frenchco 1 SAS) Facility B2 (USD), 12/15/23                        124,148
     2,589,494    5.40      Rocket Software, Inc., Term Loan (First Lien), 10/11/23          2,617,978
       615,008    3.56      Science Applications International Corp., Tranche B
                            Incremental Loan, 4/21/22                                          619,909
       987,469    6.69      Sitel Worldwide Corp., Term B-1 Loan (First
                            Lien), 8/21/21                                                     985,926
     1,254,269    3.24      SS&C Technologies Holdings, Inc., 2017 Refinancing
                            New Term B-1 Loan, 7/8/22                                        1,264,460
       710,500    7.00      TaxAct, Inc., Initial Term Loan, 12/31/22                          713,164
     1,750,000    0.00      Tempo Acquisition, LLC Term Loan B, 4/21/24                      1,754,375
                                                                                       ---------------
                                                                                       $    17,639,528
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Data Processing & Outsourced Services -- 1.1%
       943,848    3.25      Black Knight InfoServ LLC, Term B Loan, 5/7/22             $       949,747
     2,300,388    3.49      First Data Corp., 2021 New Dollar Term Loan, 4/21/24             2,304,381
     2,699,715    3.99      First Data Corp., 2022C New Dollar Term
                            Loan, 7/10/22                                                    2,717,150
       277,228    3.49      Global Payments, Inc., Term B Loan, 4/22/23                        278,571
       500,000    2.00      Global Payments, Inc., Term Loan B, 4/22/23                        503,125
     1,369,577    4.49      WEX, Inc., Term B Loan, 6/24/23                                  1,386,208
       997,500    6.49      Xerox Business Services LLC, Term B Loan, 11/18/23               1,010,897
                                                                                       ---------------
                                                                                       $     9,150,079
------------------------------------------------------------------------------------------------------
                            Application Software -- 1.4%
     1,505,927    4.40      Applied Systems, Inc., Initial Term Loan (First
                            Lien), 1/15/21                                             $     1,518,006
     2,437,750    6.42      DTI HoldCo, Inc., Term Loan (First Lien), 9/23/23                2,402,707
     1,642,043    3.90      Infor US, Inc., Tranche B-6 Term Loan, 2/2/22                    1,642,190
       803,919    7.00      Quest Software US Holdings, Inc., Initial Term Loan
                            (First Lien), 9/27/22                                              816,695
     2,118,115    6.40      STG-Fairway Acquisitions, Inc., Term Loan (First
                            Lien), 6/30/22                                                   1,874,532
     2,500,000    4.08      Synchronoss Technologies, Inc., Initial Term
                            Loan, 1/19/24                                                    2,360,418
     1,714,977    3.76      Verint Systems, Inc., Tranche B-2 Term Loan (First
                            Lien), 9/6/19                                                    1,726,339
                                                                                       ---------------
                                                                                       $    12,340,887
------------------------------------------------------------------------------------------------------
                            Systems Software -- 1.0%
     2,792,882    4.15      EZE Software Group LLC, Term B-2 Loan (First
                            Lien), 4/4/20                                              $     2,813,829
       625,000    5.25      Ivanti Software, Inc. (f.k.a. LANDesk Group, Inc.)
                            Term Loan (First Lien), 1/23/24                                    629,232
     1,553,606    3.67      MA Finance Co., LLC (a.k.a. Micro Focus
                            International Plc) Initial Tranche B-2 Term
                            Loan, 4/18/24                                                    1,561,537
       225,913    0.00      MA Finance Co., LLC (a.k.a. Micro Focus
                            International Plc), Term Loan B3, 4/18/24                          227,042
     1,524,087    2.75      Seattle Spinco, Inc. (a.k.a. Micro Focus
                            International Plc), Term Loan B, 9/30/23                         1,531,708
     2,046,370    4.40      Sybil Software LLC, 1st Lien Term Loan B, 9/30/23                2,068,112
                                                                                       ---------------
                                                                                       $     8,831,460
------------------------------------------------------------------------------------------------------
                            Home Entertainment Software -- 0.1%
     1,147,202    5.16      Genesys Telecommunications Laboratories, Inc.,
                            Tranche B-1 Dollar Term Loan, 12/1/23                      $     1,157,526
                                                                                       ---------------
                            Total Software & Services                                  $    58,243,096
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 41

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 1.4%
                            Communications Equipment -- 0.4%
     2,325,954    3.49      Ciena Corp., Refinancing Term Loan, 2/25/22                $     2,344,852
     1,306,950    3.49      CommScope, Inc., Tranche 5 Term Loan
                            (2015), 12/29/22                                                 1,317,285
                                                                                       ---------------
                                                                                       $     3,662,137
------------------------------------------------------------------------------------------------------
                            Computer Hardware -- 0.5%
     2,987,500    5.50      Diebold Nixdorf, Inc., Dollar Term B Loan, 3/18/23         $     3,008,039
     1,276,929    3.74      Western Digital Corp., U.S. Term B-2 Loan, 4/29/23               1,288,741
                                                                                       ---------------
                                                                                       $     4,296,780
------------------------------------------------------------------------------------------------------
                            Electronic Equipment Manufacturers -- 0.2%
     2,004,574    3.60      Zebra Technologies Corp., Refinancing Term
                            Loan, 12/27/21                                             $     2,026,506
------------------------------------------------------------------------------------------------------
                            Electronic Components -- 0.3%
       328,319    3.90      Generac Power Systems, Inc., 2016 New Term
                            Loan, 10/28/23                                             $       330,986
     1,880,808    5.90      Mirion Technologies Finance LLC, Initial Term
                            Loan (First Lien), 1/26/22                                       1,885,901
                                                                                       ---------------
                                                                                       $     2,216,887
------------------------------------------------------------------------------------------------------
                            Technology Distributors -- 0.0%+
       104,161    3.24      SS&C Technologies Holdings, Inc., 2017
                            Refinancing New Term B-2 Loan, 7/8/22                      $       105,008
                                                                                       ---------------
                            Total Technology Hardware & Equipment                      $    12,307,318
------------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 1.3%
                            Semiconductor Equipment -- 0.3%
       744,596    3.24      Entegris, Inc., New Tranche B Term Loan, 4/30/21           $       751,111
       950,394    3.74      MKS Instruments, Inc., Tranche B-2 Term
                            Loan, 4/29/23                                                      961,680
       450,115    3.40      Sensata Technologies BV, Sixth Amendment
                            Term Loan, 10/14/21                                                453,837
       497,500    3.65      Versum Materials, Inc., Term Loan, 9/21/23                         504,237
                                                                                       ---------------
                                                                                       $     2,670,865
------------------------------------------------------------------------------------------------------
                            Semiconductors -- 1.0%
     1,000,000    5.50      Bright Bidco BV, 1st Lien Term Loan, 3/17/24               $     1,012,500
     1,974,770    3.99      M/A-COM Technology, Initial Term Loan, 5/7/21                    2,004,392
     2,933,676    3.50      Micron Technology, Inc., Term Loan, 4/26/22                      2,966,680
       293,411    3.24      Microsemi Corp., Closing Date Term B Loan, 12/17/22                295,184
     1,968,361    3.24      ON Semiconductor Corp., 2017 New Replacement
                            Term Loan, 3/31/23                                               1,981,347
                                                                                       ---------------
                                                                                       $     8,260,103
                                                                                       ---------------
                            Total Semiconductors & Semiconductor Equipment             $    10,930,968
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 2.1%
                            Integrated Telecommunication Services -- 1.4%
     1,637,481    4.00      Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20        $     1,651,980
       595,956    3.98      GCI Holdings, Inc., New Term B Loan (2016), 2/2/22                 601,171
     2,717,027    3.24      Level 3 Financing, Inc., Tranche B 2024 Term
                            Loan, 2/17/24                                                    2,729,254
     1,550,000    3.94      Numericable-SFR .A (f.k.a. Numericable Group SA),
                            USD TLB-11 Term Loan, 6/22/25                                    1,546,286
     3,200,000    5.74      Sable International Finance, Ltd., 1st Lien Term
                            Loan B1, 12/2/22                                                 3,226,000
       167,662    4.75      Securus Technologies Holdings, Inc., Initial Term
                            Loan (First Lien), 4/30/20                                         167,976
       965,337    4.20      Windstream Services LLC, (f.k.a. Windstream
                            Corp.), Tranche B-7 Term Loan, 2/8/24                              969,360
       782,120    5.00      Windstream Services LLC, Tranche B-6 Term
                            Loan (2016), 9/30/21                                               791,081
                                                                                       ---------------
                                                                                       $    11,683,108
------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 0.7%
     2,367,764    3.76      Altice US Finance I Corp., March 2017 Refinancing
                            Term Loan, 7/14/25                                         $     2,368,356
     2,825,000    3.50      Sprint Communications, Inc., Initial Term Loan, 2/2/24           2,830,591
     1,045,876    3.74      Virgin Media Bristol LLC, I Facility, 1/31/25                    1,050,975
                                                                                       ---------------
                                                                                       $     6,249,922
                                                                                       ---------------
                            Total Telecommunication Services                           $    17,933,030
------------------------------------------------------------------------------------------------------
                            UTILITIES -- 2.7%
                            Electric Utilities -- 1.6%
     2,667,473    6.15      APLP Holdings LP, Term Loan, 4/12/23                       $     2,689,701
     2,550,625    3.24      Calpine Construction Finance Co. LP, Term B-1
                            Loan, 5/3/20                                                     2,560,190
       750,000    4.75      Helix Gen Funding LLC, Term Loan, 3/10/24                          759,562
     2,244,375    5.03      Talen Energy Supply LLC, Term Loan B-1, 7/6/23                   2,235,023
       997,500    4.25      The Dayton Power & Light Co., Loan, 8/18/22                      1,007,268
     2,436,766    5.00      TPF II Power, LLC, Term Loan, 10/2/21                            2,457,332
       311,829    3.74      Vistra Operations Co LLC, Initial Term C Loan, 8/4/23              311,537
     1,363,833    3.75      Vistra Operations Co LLC, Initial Term Loan, 8/4/23              1,362,555
                                                                                       ---------------
                                                                                       $    13,383,168
------------------------------------------------------------------------------------------------------
                            Multi-Utilities -- 0.1%
       934,381    5.40      EFS Cogen Holdings I LLC, Term B Advance, 6/28/23          $       942,557
------------------------------------------------------------------------------------------------------
                            Water Utilities -- 0.3%
     2,262,682    4.90      WTG Holdings III Corp., Term Loan (First
                            Lien), 12/12/20                                            $     2,279,652
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 43

------------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy
                            Traders -- 0.7%
     1,370,588    3.90      Calpine Corp., Term Loan, 5/28/22                          $     1,377,013
     1,500,000    4.25      Dynegy, Inc., Tranche C-1 Term Loan, 6/27/23                     1,501,412
     2,012,733    3.24      NRG Energy, Inc., Term Loan, 6/30/23                             2,023,845
     1,568,428    5.65      TerraForm AP Acquisition Holdings LLC, Term
                            Loan, 6/26/22                                                    1,591,954
                                                                                       ---------------
                                                                                       $     6,494,224
                                                                                       ---------------
                            Total Utilities                                            $    23,099,601
------------------------------------------------------------------------------------------------------
                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                            (Cost $708,109,471)                                        $   710,850,290
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------
                            MUTUAL FUNDS -- 1.1%
                            BANKS -- 0.1%
                            Diversified Banks -- 0.1%
       100,000              Invesco Senior Income Trust                                $       470,000
                                                                                       ---------------
                            Total Banks                                                $       470,000
------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 1.0%
                            Other Diversified Financial Services -- 0.5%
        36,000              iShares iBoxx $ High Yield Corporate Bond ETF              $     3,172,320
        50,000              PowerShares Senior Loan Portfolio                                1,164,000
                                                                                       ---------------
                                                                                       $     4,336,320
------------------------------------------------------------------------------------------------------
                            Asset Management & Custody Banks -- 0.5%
       100,000              BlackRock Floating Rate Income Strategies Fund, Inc.       $     1,445,000
       100,000              Eaton Vance Floating-Rate Income Trust                           1,516,000
       100,000              First Trust Senior Floating Rate Income Fund II                  1,368,000
                                                                                       ---------------
                                                                                       $     4,329,000
                                                                                       ---------------
                            Total Diversified Financials                               $     8,665,320
------------------------------------------------------------------------------------------------------
                            TOTAL MUTUAL FUNDS
                            (Cost $8,864,753)                                          $     9,135,320
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

-------------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                             Value
-------------------------------------------------------------------------------------------------------
                            TEMPORARY CASH INVESTMENT -- 0.6%
                            Repurchase Agreement -- 0.6%
     5,630,000              $5,630,000 ScotiaBank, 0.82%, dated 4/28/17
                            plus accrued interest on 5/1/17
                            collateralized by the following:
                            $1,084,717 Freddie Mac Giant, 3.5%, 11/1/46
                            $453,830 Federal Home Loan Mortgage Corp.,
                            3.583%, 11/1/37
                            $165,817 Federal National Mortgage Association
                            (ARM), 1.763 - 3.435%, 10/1/46
                            $4,038,630 Federal National Mortgage Association,
                            3.0 - 4.5%, 8/1/33-5/1/47                                  $     5,630,000
-------------------------------------------------------------------------------------------------------
                            TOTAL TEMPORARY CASH INVESTMENT
                            (Cost $5,630,000)                                          $     5,630,000
-------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 105.2%
                            (Cost $899,278,100) (a)                                    $   903,549,330
-------------------------------------------------------------------------------------------------------
                            OTHER ASSETS & LIABILITIES -- (5.2)%                       $   (44,618,847)
-------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                       $   858,930,483
=======================================================================================================

+           Amount rounds to less than 0.1%.

(Cat Bond)  Catastrophe or event-linked bond. At April 30, 2017, the value of these securities amounted to $8,093,255 or 0.9% of net assets. See Notes to Financial Statements -- Note 1H.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2017, the value of these securities amounted to $31,916,842 or 3.7% of net assets.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $899,778,577 was as follows:

              Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                $ 8,989,214

              Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                 (5,218,461)
                                                                               -----------
              Net unrealized appreciation                                      $ 3,770,753
                                                                               ===========

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 45

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d)         Security is in default.

(e) Structured reinsurance investment. At April 30, 2017, the value of these securities amounted to $6,141,125 or 0.7% of net assets. See Notes to Financial Statements -- Note 1H.

(f)         Rate to be determined.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2017 were as follows:

--------------------------------------------------------------------------------
                                           Purchases                Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                  $         --             $         --
Other Long-Term Securities                 $421,308,926             $310,864,478

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended April 30, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $1,691,494 and $--, respectively, which resulted in a net realized loss of $--.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------
                                                                                Premiums
Notional                     Obligation                  Credit     Expiration  Paid          Unrealized
Principal ($)(1) Exchange    Entity/Index       Coupon   Rating(2)  Date        (Received)    Appreciation
----------------------------------------------------------------------------------------------------------
1,333,750        Chicago     Markit CDX         5.00%    B+         6/20/20     $  80,288     $   39,121
                 Mercantile  North America
                 Exchange    High Yield Index
3,000,000        Chicago     Markit CDX         1.00%    BBB+       12/20/20       (6,531)        71,457
                 Mercantile  North America
                 Exchange    Investment Grade
                             Index
1,499,400        Chicago     Markit CDX         5.00%    BBB+       12/20/20      (14,259)       142,141
                 Mercantile  North America
                 Exchange    High Yield Index
1,514,700        Chicago     Markit CDX         5.00%    B+         12/20/21      465,044        183,513
                 Mercantile  North America
                 Exchange    High Yield Index
----------------------------------------------------------------------------------------------------------
                                                                                $ 524,542      $ 436,232
==========================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments:

-----------------------------------------------------------------------------------
                             Level 1     Level 2         Level 3       Total
-----------------------------------------------------------------------------------
Preferred Stock              $  277,565  $           --  $         --  $    277,565
Common Stocks
  Retailing
    Computer &
      Electronics Retail             --              --        53,035        53,035
  All Other Common Stocks       318,789              --       318,789
Asset Backed Securities              --       2,532,596            --     2,532,596
Collateralized Mortgage
  Obligations                        --      10,085,595            --    10,085,595
Corporate Bonds                      --              --            --
  Insurance
    Reinsurance                      --       7,841,480     6,392,900    14,234,380
  All Other Corporate Bonds          --      41,431,735            --    41,431,735
U.S. Government and
  Agency Obligations                 --     108,500,025            --   108,500,025
Municipal Bonds                      --         500,000            --       500,000
Senior Floating
  Rate Loan Interests
  Commercial Services
    & Supplies
      Diversified Support
        Services                     --              --     1,072,312     1,072,312
All Other Senior
  Floating Rate
    Loan Interests                   --     709,777,978            --   709,777,978
Mutual Funds                  9,135,320              --            --     9,135,320
Repurchase Agreement                 --       5,630,000            --     5,630,000
-----------------------------------------------------------------------------------
Total                        $9,412,885  $  886,618,198  $  7,518,247  $903,549,330
===================================================================================

-----------------------------------------------------------------------------------
                             Level 1     Level 2         Level 3       Total
-----------------------------------------------------------------------------------
Other Financial
  Instruments
Unrealized appreciation
  on centrally cleared
  credit default
  swap contracts             $       --  $      436,232  $         --  $    436,232
-----------------------------------------------------------------------------------
Total Other Financial
  Instruments                $       --  $      436,232  $         --  $    436,232
===================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 47

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------
                                                          Senior Floating
                                   Common   Corporate     Rate Loan
                                   Stocks   Bonds         Interests       Total
--------------------------------------------------------------------------------------
Balance as of 10/31/16             $53,035  $ 5,041,215   $          --   $ 5,094,250
Realized gain (loss)(1)                 --           --              26            26
Change in unrealized appreciation
  (depreciation)(2)                     --     (185,747)         10,724      (175,023)
Purchases                               --    5,328,890       1,064,250     6,393,140
Sales                                   --   (3,791,458)         (2,688)   (3,794,146)
Changes between Level 3                 --           --              --            --
Transfers in and out of
  Level 3 categories*                   --           --              --            --
--------------------------------------------------------------------------------------
Balance as of 4/30/17              $53,035  $ 6,392,900   $   1,072,312   $ 7,518,247
======================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 4/30/17                                             $(251,217)

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Statement of Assets and Liabilities | 4/30/17 (unaudited)

ASSETS:
   Investment in securities (cost $899,278,100)                     $903,549,330
   Cash                                                                5,084,157
   Restricted cash*                                                      542,535
   Receivables --
      Investment securities sold                                       2,308,900
      Fund shares sold                                                 4,442,708
      Interest                                                         2,281,414
   Due from Pioneer Investment Management, Inc.                           98,131
   Variation margin for centrally cleared swap contracts                   5,267
   Unrealized appreciation on unfunded loan commitments                      565
   Other assets                                                           70,244
---------------------------------------------------------------------------------
         Total assets                                               $918,383,251
=================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                               $ 56,615,375
      Fund shares repurchased                                          2,069,323
      Distributions                                                      333,896
      Trustee fees                                                         2,662
   Due to affiliates                                                      72,161
   Accrued expenses                                                      359,351
---------------------------------------------------------------------------------
         Total liabilities                                          $ 59,452,768
=================================================================================
NET ASSETS:
   Paid-in capital                                                  $872,952,180
   Distributions in excess of net investment income                      (12,160)
   Accumulated net realized loss on investments
      and swap contracts                                             (18,717,564)
   Net unrealized appreciation on investments                          4,271,230
   Unrealized appreciation on swap contracts                             436,232
   Unrealized appreciation on unfunded loan commitments                      565
---------------------------------------------------------------------------------
         Net assets                                                 $858,930,483
=================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $200,814,478/29,533,875 shares)                $       6.80
   Class C (based on $87,202,233/12,814,246 shares)                 $       6.81
   Class K (based on $177,966/26,170 shares)                        $       6.80
   Class Y (based on $570,735,806/83,718,938 shares)                $       6.82
MAXIMUM OFFERING PRICE:
   Class A ($6.80 (divided by) 95.5%)                               $       7.12
=================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 49

Statement of Operations (unaudited)

For the Six Months Ended 4/30/17

INVESTMENT INCOME:
   Interest                                                            $17,949,458
   Dividends                                                               180,510
---------------------------------------------------------------------------------------------------
         Total investment income                                                       $18,129,968
---------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                     $ 2,346,439
   Transfer agent fees
      Class A                                                               90,787
      Class C                                                               38,589
      Class K                                                                    9
      Class Y                                                              245,846
   Distribution fees
      Class A                                                              245,572
      Class C                                                              431,594
   Shareholder communications expense                                       10,256
   Administrative expense                                                  131,967
   Custodian fees                                                           52,261
   Registration fees                                                        51,243
   Professional fees                                                        44,661
   Printing expense                                                          7,447
   Fees and expenses of nonaffiliated Trustees                              17,417
   Miscellaneous                                                           157,653
---------------------------------------------------------------------------------------------------
      Total expenses                                                                   $ 3,871,741
      Less fees waived and expenses reimbursed by
          Pioneer Investment Management, Inc.                                             (242,773)
---------------------------------------------------------------------------------------------------
      Net expenses                                                                     $ 3,628,968
---------------------------------------------------------------------------------------------------
          Net investment income                                                        $14,501,000
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND UNFUNDED LOAN COMMITMENTS
   Net realized gain (loss) on:
      Investments                                                      $  (356,296)
      Swap contracts                                                        82,441     $  (273,855)
---------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                      $ 2,258,602
      Swap contracts                                                       287,056
      Unfunded loan commitments                                             (4,821)    $ 2,540,837
---------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments,
      swap contracts and unfunded loan commitments                                     $ 2,266,982
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                $16,767,982
===================================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            4/30/17         Year Ended
                                                            (unaudited)     10/31/16
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $  14,501,000   $  24,088,948
Net realized gain (loss) on investments and swap contracts       (273,855)     (9,818,145)
Change in net unrealized appreciation (depreciation) on
   investments, swap contracts and unfunded
   loan commitments                                             2,540,837      15,459,335
------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  16,767,982   $  29,730,138
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.12 and $0.23 per share, respectively)     $  (3,612,832)  $  (6,293,646)
      Class C ($0.10 and $0.19 per share, respectively)        (1,249,344)     (2,460,086)
      Class K ($0.13 and $0.26 per share, respectively)            (9,623)        (26,402)
      Class Y ($0.13 and $0.26 per share, respectively)       (10,463,996)    (14,405,607)
------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $ (15,335,795)  $ (23,185,741)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 261,209,280   $ 336,623,165
Reinvestment of distributions                                  13,969,678      21,171,420
Cost of shares repurchased                                   (151,502,542)   (222,924,687)
------------------------------------------------------------------------------------------
      Net increase in net assets resulting
         from Fund share transactions                       $ 123,676,416   $ 134,869,898
------------------------------------------------------------------------------------------
      Net increase in net assets                            $ 125,108,603   $ 141,414,295
NET ASSETS:
Beginning of period                                           733,821,880     592,407,585
------------------------------------------------------------------------------------------
End of period                                               $ 858,930,483   $ 733,821,880
------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                        $     (12,160)  $     822,635
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 51

-------------------------------------------------------------------------------------------
                          Six Months    Six Months
                          Ended         Ended
                          4/30/17       4/30/17              Year Ended    Year Ended
                          Shares        Amount               10/31/16      10/31/16
                          (unaudited)   (unaudited)          Shares        Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                 5,609,582   $      38,136,727     11,226,196   $    74,906,399
Reinvestment of
   distributions              508,185           3,454,005        908,346         6,070,592
Less shares repurchased    (5,221,754)        (35,489,886)    (9,488,844)      (63,284,314)
-------------------------------------------------------------------------------------------
      Net increase            896,013   $       6,100,846      2,645,698   $    17,692,677
===========================================================================================
Class C
Shares sold                 1,848,753   $      12,569,279      2,784,783   $    18,576,435
Reinvestment of
   distributions              167,520           1,139,836        335,539         2,243,794
Less shares repurchased    (1,798,762)        (12,233,727)    (4,310,334)      (28,759,156)
-------------------------------------------------------------------------------------------
      Net increase
           (decrease)         217,511   $       1,475,388     (1,190,012)  $    (7,938,927)
===========================================================================================
Class K
Shares sold                        --   $              --             --   $            --
Reinvestment of
   distributions                   --                  --             --                --
Less shares repurchased       (76,680)           (521,424)            --                --
-------------------------------------------------------------------------------------------
      Net decrease            (76,680)  $        (521,424)            --   $            --
===========================================================================================
Class Y
Shares sold                30,904,404   $     210,503,274     36,294,547   $   243,140,331
Reinvestment of
   distributions            1,375,754           9,375,837      1,916,893        12,857,034
Less shares repurchased   (15,147,110)       (103,257,505)   (19,581,712)     (130,881,217)
-------------------------------------------------------------------------------------------
      Net increase         17,133,048   $     116,621,606     18,629,728   $   125,116,148
===========================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year         Year       Year        Year
                                                             4/30/17      Ended        Ended        Ended      Ended       Ended
                                                             (unaudited)  10/31/16     10/31/15     10/31/14   10/31/13    10/31/12
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   6.79     $   6.73     $   6.86     $   6.95   $    6.95   $   6.77
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.12(a)  $   0.24(a)  $   0.24(a)  $   0.24   $    0.28   $   0.33
   Net realized and unrealized gain (loss) on investments        0.01         0.05        (0.14)       (0.09)       0.01       0.16
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.13     $   0.29     $   0.10     $   0.15   $    0.29   $   0.49
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.12)    $  (0.23)    $  (0.23)    $  (0.24)  $   (0.29)  $  (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.01     $   0.06     $  (0.13)    $  (0.09)  $      --   $   0.18
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   6.80     $   6.79     $   6.73     $   6.86   $    6.95   $   6.95
====================================================================================================================================
Total return*                                                    1.97%        4.49%        1.53%        2.17%       4.24%      7.43%
Ratio of net expenses to average net assets                      1.04%**      1.01%        1.08%        1.07%       1.06%      1.11%
Ratio of net investment income (loss) to average net assets      3.45%**      3.66%        3.48%        3.49%       3.88%      4.77%
Portfolio turnover rate                                            79%**        51%          24%          43%         40%        42%
Net assets, end of period (in thousands)                     $200,814     $194,408     $174,979     $238,764   $ 266,832   $179,260
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.04%**      1.04%        1.10%        1.07%       1.10%      1.11%
   Net investment income (loss) to average net assets            3.45%**      3.63%        3.46%        3.49%       3.85%      4.77%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 53

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year         Year       Year        Year
                                                             4/30/17      Ended        Ended        Ended      Ended       Ended
                                                             (unaudited)  10/31/16     10/31/15     10/31/14   10/31/13    10/31/12
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  6.79      $  6.74      $  6.87      $   6.96   $   6.95    $  6.78
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.09(a)   $  0.19(a)   $  0.19(a)   $   0.19   $   0.23    $  0.27
   Net realized and unrealized gain (loss) on investments       0.03         0.05        (0.13)        (0.09)      0.02       0.16
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.12      $  0.24      $  0.06      $   0.10   $   0.25    $  0.43
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.10)     $ (0.19)     $ (0.19)     $  (0.19)  $  (0.24)   $ (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.02      $  0.05      $ (0.13)     $  (0.09)  $   0.01    $  0.17
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  6.81      $  6.79      $  6.74      $   6.87   $   6.96    $  6.95
====================================================================================================================================
Total return*                                                   1.73%        3.58%        0.81%         1.43%      3.61%      6.46%
Ratio of net expenses to average net assets                     1.79%**      1.79%        1.81%         1.78%      1.80%      1.86%
Ratio of net investment income (loss) to average net assets     2.71%**      2.89%        2.74%         2.79%      3.13%      4.02%
Portfolio turnover rate                                           79%**        51%          24%           43%        40%        42%
Net assets, end of period (in thousands)                     $87,202      $85,563      $92,924      $112,117   $129,093    $70,655
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.79%**      1.81%        1.84%         1.78%      1.83%      1.86%
   Net investment income (loss) to average net assets           2.71%**      2.87%        2.71%         2.79%      3.09%      4.02%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

---------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year
                                                             4/30/17      Ended        Ended        12/10/13 to
                                                             (unaudited)  10/31/16     10/31/15     10/31/14
---------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  6.79      $  6.73      $  6.86      $  6.95
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.13(a)   $  0.27(a)   $  0.26(a)   $  0.24
   Net realized and unrealized gain (loss) on investments       0.01         0.05        (0.13)       (0.09)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.14      $  0.32      $  0.13      $  0.15
---------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.13)     $ (0.26)     $ (0.26)     $ (0.24)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.01      $  0.06      $ (0.13)     $ (0.09)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  6.80      $  6.79      $  6.73      $  6.86
===============================================================================================================
Total return*                                                   2.14%        4.85%        1.92%        2.21%(b)
Ratio of net expenses to average net assets                     0.69%**      0.71%        0.71%        0.69%**
Ratio of net investment income (loss) to average net assets     3.81%**      3.97%        3.81%        3.45%**
Portfolio turnover rate                                           79%**        51%          24%          43%
Net assets, end of period (in thousands)                     $   178      $   698      $   693      $    10
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                         0.69%**      0.73%        0.73%        0.69%**
   Net investment income (loss) to average net assets           3.81%**      3.95%        3.79%        3.45%**
===============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 55

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year         Year       Year        Year
                                                             4/30/17      Ended        Ended        Ended      Ended       Ended
                                                             (unaudited)  10/31/16     10/31/15     10/31/14   10/31/13    10/31/12
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   6.81     $   6.75     $   6.88     $   6.97   $   6.96    $  6.78
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.13(a)  $   0.27(a)  $   0.26(a)  $   0.27   $   0.31    $  0.35
   Net realized and unrealized gain (loss) on investments        0.01         0.05        (0.13)       (0.10)      0.02       0.16
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.14     $   0.32     $   0.13     $   0.17   $   0.33    $  0.51
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.13)    $  (0.26)    $  (0.26)    $  (0.26)  $  (0.32)   $ (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.01     $   0.06     $  (0.13)    $  (0.09)  $   0.01    $  0.18
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   6.82     $   6.81     $   6.75     $   6.88   $   6.97    $  6.96
===================================================================================================================================
Total return*                                                    2.13%        4.85%        1.92%        2.50%      4.77%      7.78%
Ratio of net expenses to average net assets                      0.70%**      0.70%        0.70%        0.70%      0.70%      0.70%
Ratio of net investment income (loss) to average net assets      3.78%**      3.97%        3.84%        3.86%      4.16%      5.17%
Portfolio turnover rate                                            79%**        51%          24%          43%        40%        42%
Net assets, end of period (in thousands)                     $570,736     $453,152     $323,812     $352,115   $425,245    $18,805
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.79%**      0.82%        0.82%        0.82%      0.83%      0.85%
   Net investment income (loss) to average net assets            3.69%**      3.85%        3.72%        3.74%      4.04%      5.02%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Notes to Financial Statements | 4/30/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 57

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities

58 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2017, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing less than 0.01% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 59 respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended October 31, 2016, was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $23,185,741
     ---------------------------------------------------------------------------
          Total                                                      $23,185,741
     ===========================================================================

60 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  1,615,974
     Capital loss carryforward                                      (18,426,604)
     Dividend payable                                                  (171,821)
     Net unrealized appreciation                                      1,528,567
     ---------------------------------------------------------------------------
         Total                                                     $(15,453,884)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of swap contracts, the tax adjustments relating to credit default swaps, tax basis adjustments on interest accruals on preferred stock, interest on defaulted bonds, preferred stocks and other holdings.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $18,275 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2017.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class K and Class Y shares do not pay distribution fees. All expenses

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 61 and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

62 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

     The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 63 underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would

64 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     The amount of cash deposited with the broker as collateral at April 30, 2017 was $555,221 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities.

     Open centrally cleared swap contracts at April 30, 2017, are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2017, was $647,613.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the six months ended April 30, 2017, the annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.59% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 65 fees and expenses) to the extent required to reduce Fund expenses to 0.70% of the Fund's average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the six months ended April 30, 2017, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $57,150 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended April 30, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class K                                                                  $     5
Class Y                                                                   10,251
--------------------------------------------------------------------------------
  Total                                                                  $10,256
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or

66 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,011 in distribution fees payable to PFD at April 30, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2017, CDSCs in the amount of $7,149 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2017, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 67

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2017, was as follows:

----------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                   Foreign
                          Interest    Credit       Exchange       Equity       Commodity
                          Rate Risk   Risk         Rate Risk      Risk         Risk
----------------------------------------------------------------------------------------
Assets
 Unrealized
  appreciation on
  centrally cleared
  swap contracts          $--         $436,232     $--            $--          $--
----------------------------------------------------------------------------------------
  Total Value             $--         $436,232     $--            $--          $--
========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2017, was as follows:

----------------------------------------------------------------------------------------
Statement of Operations
                                                   Foreign
                          Interest    Credit       Exchange       Equity       Commodity
                          Rate Risk   Risk         Rate Risk      Risk         Risk
----------------------------------------------------------------------------------------
 Net realized gain
  (loss) on
  Swap contracts          $--         $82,389      $--            $--          $--
----------------------------------------------------------------------------------------
  Total Value             $--         $82,389      $--            $--          $--
========================================================================================
 Change in net
  unrealized
  appreciation
  (depreciation) on
  Swap contracts          $--         $287,056     $--            $--          $--
----------------------------------------------------------------------------------------
  Total Value             $--         $287,056     $--            $--          $--
========================================================================================

68 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

7. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of April 30, 2017, the Fund had the following unfunded loan commitments outstanding:

---------------------------------------------------------------------------------
                                                                    Unrealized
                                                                    Appreciation/
Loan                          Shares      Cost            Value     Depreciation
---------------------------------------------------------------------------------
CH Hold Corp., Delayed Draw
   Term Loan (First Lien),
   2/1/24                     54,545      $54,412         $54,977   $565
---------------------------------------------------------------------------------
   Total                      54,545      $54,412         $54,977   $565
=================================================================================

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 69

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which has been submitted to the shareholders of the Fund for their approval.

Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Fund's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it intends to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Fund upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Deloitte & Touche LLP's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

70 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Approval of New and Interim Management Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Fund (the Fund) pursuant to an investment management agreement between PIM and the Fund.

PIM is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including PIM, to Amundi (the "Transaction"). Upon the consummation of the transaction, PIM will become an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. The closing of the Transaction is expected to happen in 2017.

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") will terminate automatically upon the consummation of the Transaction. In order for PIM to continue to manage the Fund after the consummation of the

Transaction, the Trustees and shareholders of the Fund must approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement has been submitted to the shareholders of the Fund for their approval at a meeting to be held on June 13, 2017. If the shareholders of the Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between PIM and the Fund (the "Interim Management Agreement") will take effect upon the closing of the Transaction. The Board of Trustees of the Fund also approved the Interim Management Agreement at the March 6-7, 2017 meeting.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for PIM, including Amundi's plans for integration of Pioneer Investments and PIM with its existing asset management businesses and plans for the future development of PIM; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 71 accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of PIM's management and key employees, including compensation and benefits to PIM's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of PIM; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of PIM in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of PIM and its pre- and post-Transaction parent companies, profitability analyses from PIM, and analyses from PIM as to possible economies of scale; (iv) the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of PIM's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of PIM's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Fund and by PIM and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources,

72 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with PIM; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of PIM; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of PIM; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of PIM and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of PIM would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of PIM with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which PIM could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by PIM would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from PIM the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 73 consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by PIM and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund and that are expected to be provided by PIM to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of PIM that are involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer Fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that PIM would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, PIM would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

74 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that PIM may have access to additional research and portfolio management capabilities as a result of the Transaction and that PIM, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of PIM. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of PIM to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of PIM as a direct result of the Transaction, or the risk management, legal or compliance services provided by PIM, with respect to the Fund. They further considered the current incentive arrangements for key personnel of PIM that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by PIM after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with PIM on a regular basis.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 75

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

The Trustees reviewed management fees charged by PIM and PIAM to institutional and other clients, including publicly offered European funds sponsored by PIM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and PIM's and PIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and

76 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 non-fund services. In evaluating the fees associated with PIM's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, PIM would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with PIM's management of the Fund and PIM's and PIAM's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services to be provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and PIAM from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 77

Other Benefits

The Trustees considered the other benefits that PIM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, PIM will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for PIM, PIAM and Amundi that derive from PIM's relationships with the Fund, including Amundi's ability to market the services of PIM globally. The Trustees noted that PIM may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of PIM. The Trustees considered that PIM and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by PIM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

78 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 79
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                          This page is for your notes.

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                          This page is for your notes.

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                          This page is for your notes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/17 83
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                          This page is for your notes.

84 Pioneer Floating Rate Fund | Semiannual Report | 4/30/17
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How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 20856-10-0617

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 27, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 27, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 27, 2017

* Print the name and title of each signing officer under his or her signature.